                                                                    Exhibit 99.1

                                  SunTrust Bank
                    Senior and Subordinated Global Bank Notes
             Due From 7 Days to 30 Years or More from Date of Issue

                   AMENDED AND RESTATED DISTRIBUTION AGREEMENT

                                                                  March 31, 2004

TO EACH OF THE DISTRIBUTION AGENTS LISTED
ON SCHEDULE 1 HERETO

Ladies and Gentlemen:

     SunTrust Bank, a banking corporation chartered under the laws of the State of Georgia (the "Bank"), confirms its agreement with each of the distribution agents listed on Schedule 1 hereto (each referred to as a "Distribution Agent"
and collectively referred to as the "Distribution Agents") with respect to the issue and sale by it of its (i) senior unsecured debt obligations not insured by the Federal Deposit Insurance Corporation (the "FDIC") (the "Senior Notes") and
(ii) subordinated unsecured debt obligations not insured by the FDIC (the
"Subordinated Notes", and together with the Senior Notes, the "Bank Notes"). The
Bank Notes have maturities of 7 days to 30 years or more from date of issue. The
Bank Notes are to be issued pursuant to an Amended and Restated Global Agency
Agreement, dated as of March 31, 2004 (the "Global Agency Agreement"), among the
Bank and Deutsche Bank Trust Company Americas, as domestic paying agent (the
"Domestic Paying Agent") and registrar (the "Registrar"), Deutsche Bank AG
London, as London paying agent (the "London Paying Agent") and London issuing agent (the "London Issuing Agent"), Kredietbank S.A. Luxembourgeoise, as
Luxembourg listing agent (the "Luxembourg Listing Agent") and Deutsche Bank
Luxembourg S.A., as Luxembourg transfer agent (the "Transfer Agent") and
Luxembourg paying agent (the "Luxembourg Paying Agent", and together with the
Domestic Paying Agent and the London Paying Agent, the "Paying Agents" and each individually, a "Paying Agent"). As of the date hereof, the Bank has authorized the issuance of up to U.S.$20,000,000,000 (or the equivalent thereof in other currencies calculated as described in the Offering Circular dated March 31,
2004) aggregate principal amount (whether issued prior to or on or after the date hereof) at any one time outstanding of its Bank Notes. It is understood, however, that the Bank may from time to time authorize the issuance of an additional outstanding amount of Bank Notes and that the Bank Notes may be distributed through or sold to one or more of the Distribution Agents pursuant to the terms of this Agreement, all as though the issuance of the Bank Notes were authorized as of the date hereof. The Bank is a subsidiary of SunTrust
Banks, Inc. ("SunTrust Banks").

     This Agreement provides both for the sale of Bank Notes by the Bank to the
Distribution Agents as principal for resale to investors and other purchasers and for the

sale of Bank Notes by the Bank directly to investors through the Distribution
Agents (as may from time to time be agreed to by the Bank and the Distribution
Agents), in which case the Distribution Agents will act as agents of the Bank in soliciting Bank Note purchasers.

SECTION 1. Appointment as Distribution Agents.

     (a) Appointment of Distribution Agents. Subject to the terms and conditions stated herein and subject to the reservation by the Bank of the right to sell
Bank Notes directly to investors on its own behalf in those jurisdictions where it is authorized to do so, the Bank hereby agrees that Bank Notes will be sold exclusively to or through the Distribution Agents. The Distribution Agents are authorized to engage the services of any other broker or dealer in connection with the offer or sale of the Bank Notes purchased by a Distribution Agent as principal for resale to others but are not authorized to appoint sub-agents. In connection with sales by the Distribution Agents of Bank Notes purchased by a
Distribution Agent as principal to other brokers or dealers, a Distribution
Agent may allow any portion of the discount it has received in connection with such purchase from the Bank to such brokers or dealers.

     (b) Sale of Bank Notes. The Bank shall not approve the solicitation of purchases of Bank Notes in excess of the amount which shall be authorized to be outstanding by the Bank from time to time or in excess of the aggregate principal amount of Bank Notes specified in the Offering Circular. The
Distribution Agents will have no responsibility for maintaining records with respect to the aggregate principal amount of Bank Notes sold or outstanding, or of otherwise monitoring the availability of Bank Notes for sale.

     (c) Purchases as Principal. The Distribution Agents shall not have any obligation to purchase Bank Notes from the Bank as principal, but the
Distribution Agents may agree from time to time to purchase Bank Notes as principal. Any such purchase of Bank Notes by a Distribution Agent as principal shall be made in accordance with Section 3(a) hereof.

     (d) Solicitations as Distribution Agent. If agreed upon by a Distribution
Agent and the Bank, the Distribution Agent, acting solely as agent for the Bank and not as principal, will solicit purchases of the Bank Notes. The Distribution
Agent will communicate to the Bank, orally or in writing, each offer to purchase
Bank Notes solicited by such Distribution Agent on an agency basis, other than those offers rejected by the Distribution Agent. The Distribution Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Bank Notes, as a whole or in part, and any such rejection shall not be deemed a breach of any Distribution Agent's agreement contained herein. The
Bank may accept or reject any proposed purchase of the Bank Notes in whole or in part. The Distribution Agent shall make reasonable efforts to assist the Bank in obtaining performance by each purchaser whose offer to purchase Bank Notes has been solicited by the Distribution Agent and accepted by the Bank. The
Distribution Agent shall not have any liability to the Bank in the event any such agency purchase is not consummated for any reason. If the Bank shall default on its obligation to

                                        2

deliver Bank Notes to a purchaser whose offer it has accepted, the Bank shall
(i) hold the Distribution Agent harmless against any loss, claim or damage arising from or as a result of such default by the Bank and (ii) notwithstanding such default, pay to the Distribution Agent any commission to which it would be entitled in connection with such sale.

     (e) Additional Agents. The Bank may, from time to time, engage additional agents either as principal or as an agent for the sale of the Bank Notes. Any additional agents shall be required, as a condition to their engagement, either to enter into this Agreement (amended to include such additional agents as signatories) or into an agreement with the Bank substantially similar to this
Agreement.

     (f) Stabilization. The Distribution Agent (if any) specified as the
Stabilization Manager in the Pricing Supplement relating to any Tranche of Bank
Notes or any person acting for the Stabilization Manager may, in connection with such Bank Notes, over-allot or effect transactions with a view to supporting the market price of the Bank Notes of the Series of which such Tranche forms a part at a level higher than that which might otherwise prevail for a limited period, but in so doing, the Stabilization Manager (or any person acting for him) shall act as principal and not as agent of the Bank. Such stabilization, if commenced, may be discontinued at any time. Such stabilization shall be conducted in accordance with all relevant laws, regulations and rules. Any loss or profit sustained as a consequence of any such over-allotment or stabilization shall, as against the Bank, be for the account of such named Distribution Agent.

     The Bank confirms that it has been informed of the existence of the United
Kingdom Financial Services Authority ("FSA") stabilizing guidance in Section MAR
2 Ann 2G of the FSA Handbook.

     (g) Reliance. The Bank and the Distribution Agents agree that the Bank
Notes purchased by the Distribution Agents shall be purchased, and the Bank
Notes the placement of which a Distribution Agent arranges shall be placed by such Distribution Agent, in reliance on the representations, warranties, covenants and agreements of the Bank contained herein and on the terms and conditions and in the manner provided herein.

SECTION 2. Representations and Warranties.

     (a) The Bank represents and warrants to each Distribution Agent as of the date hereof, as of the date of each acceptance by the Bank of an offer for the purchase of Bank Notes (whether to the Distribution Agent as principal or through the Distribution Agent as agent), as of the date of each delivery of
Bank Notes (whether to such Distribution Agent as principal or through such
Distribution Agent as agent) (the date of each such delivery to a Distribution
Agent as principal being hereafter referred to as a "Settlement Date"), and as of the times referred to in Section 8(b) hereof (each of the times referenced above being referred to hereafter as a "Representation Date"), as follows:

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          (i) Offering Circular. The Bank has prepared an offering circular, dated March 31, 2004 (as such document may hereafter be amended or supplemented (including by any pricing supplement) by the Bank), including the material incorporated therein by reference, the "Offering Circular"), to be used by the Distribution Agents in connection with the Distribution
     Agents' solicitation of purchasers of, or offering of, the Bank Notes. The
     Bank has been authorized by SunTrust Banks to incorporate by reference in the Offering Circular SunTrust Banks' annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and each other document filed by SunTrust Banks pursuant to Section 13(a), 13(c), 14 or
     15(d) (and any and all amendments thereto) (except that information in such documents deemed not to have been filed in accordance with the rules of the
     Securities and Exchange Commission shall not be incorporated by reference)
     of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations thereunder. The Offering Circular, as of the date hereof, does not and, as of the applicable Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Offering Circular made in reliance upon, and in conformity with, information furnished to the Bank in writing by the Distribution Agents expressly for use therein.

          The Bank has incorporated by reference in the Offering Circular the publicly available portions of each of its Consolidated Reports of
     Condition and Income (each, a "Call Report"), and any amendments or supplements thereto, for the quarterly periods in the years ended December
     31, 2003, 2002 and 2001. The publicly available portions of any Call
     Reports filed by the Bank subsequent to the date of the Offering Circular and prior to the termination of the offering of the Bank Notes will be incorporated therein by reference.

          The documents incorporated by reference into the Offering Circular, at the time they were or hereafter are filed with the applicable federal regulatory authorities, complied or when so filed will comply in all material respects with the 1934 Act or the rules and regulations otherwise applicable thereto, as the case may be, and, when read together with the other information in the Offering Circular, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were or are made, not misleading.

          (ii) Due Organization, Valid Existence and Good Standing. The Bank is
     a banking corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, and is licensed, registered or qualified to conduct the business in which it is engaged in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such license, registration or qualification, except to the extent that the failure to be so

                                        4

     licensed, registered or qualified or to be in good standing would not have a material adverse effect on the Bank and its subsidiaries taken as a whole. The Bank is a subsidiary of SunTrust Banks, a Georgia corporation which has securities registered under the 1934 Act.

          (iii) Due Authorization, Execution and Delivery of this Agreement, the
     Global Agency Agreement, the Amended and Restated Interest Calculation
     Agreement, the Amended and Restated Exchange Rate Agent Agreement and the
     Letters of Representations. This Agreement, the Global Agency Agreement,
     the Amended and Restated Interest Calculation Agreement dated as of March
     31, 2004, between the Bank and Deutsche Bank Trust Company Americas (the
     "Interest Calculation Agreement"), the Amended and Restated Exchange Rate
     Agent Agreement dated as of March 31, 2004, between the Bank and Deutsche
     Bank Trust Company Americas (the "Exchange Rate Agent Agreement") and the
     Short-Term and Medium-Term Letters of Representation dated March 31, 2004
     (the "Letters of Representations"), between the Bank, Deutsche Bank Trust
     Company Americas and The Depository Trust Company, have been duly authorized, executed and delivered by the Bank and are valid and legally binding agreements of the Bank, enforceable against the Bank in accordance with their respective terms, subject to applicable bankruptcy, liquidation, insolvency, fraudulent transfer, reorganization, moratorium, conservatorship, receivership and similar laws of general applicability relating to, or affecting, creditors' rights, and to general equity principles.

          (iv) Due Authorization, Execution and Delivery of the Bank Notes. The
     Bank Notes have been duly authorized for issuance and sale pursuant to this
     Agreement and, when issued and authenticated against payment of the consideration therefor, the Bank Notes will be valid and legally binding obligations of the Bank, enforceable against the Bank in accordance with their respective terms, subject to applicable bankruptcy, liquidation, insolvency, fraudulent transfer, reorganization, moratorium, conservatorship, receivership and similar laws of general applicability relating to, or affecting, creditors' rights, and to general equity principles.

          (v) Exemption from Registration. The Bank Notes are exempt from registration under Section 3(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"), and neither registration of the Bank Notes under the 1933 Act, nor qualification of an indenture under the Trust Indenture
     Act of 1939, as amended, is required in connection with the offer, sale, issuance or delivery of the Bank Notes pursuant to this Agreement or any applicable Terms Agreement (as defined in Section 3(a) hereof).

          (vi) Exemption from Investment Company Act. The Bank is not required to register under the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or to take any other action with respect to or under the Investment Company Act.

                                        5

          (vii) No Other Approvals Required. No consent, approval or authorization of or filing with any governmental body or agency is required for the performance by the Bank of its obligations under this Agreement, the Bank Notes, the Global Agency Agreement, the Interest Calculation
     Agreement, the Exchange Rate Agent Agreement, the Letters of
     Representations and any applicable Terms Agreement (provided that the representations contained in the immediately preceding clause with respect to approvals under the laws of foreign countries shall only be to the best knowledge of the Bank) or the consummation by the Bank of the transactions contemplated by this Agreement and any agreement with a Distribution Agent to purchase such Bank Notes as principal, except (A) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Bank Notes and (B) with respect to Subordinated Notes, such approvals of the Georgia Department of Banking and Finance as are required by Section 7-1-419 of the Official Code of
     Georgia, which approvals have been obtained.

          (viii) Description of Bank Notes. The Bank Notes are substantially in the form heretofore delivered to the Distribution Agents and conform in all material respects to the description thereof contained in the Offering
     Circular under the caption "Description of Notes."

          (ix) Priority of Bank Notes. The Senior Notes are unsecured and unsubordinated debt obligations of the Bank and rank pari passu among themselves and with all other unsecured and unsubordinated debt obligations of the Bank except, (A) pursuant to Section 11(d)(11) of the Federal
     Deposit Insurance Act, the Bank's unsecured deposit obligations and (B)
     pursuant to Section 7-1-202 of the Official Code of Georgia, the Bank's
     deposit obligations. The Subordinated Notes are unsecured and subordinated debt obligations of the Bank, rank pari passu among themselves, and are subordinated and junior in right of payment to the Bank's obligations to depositors and general creditors, other than obligations which, by their express terms, rank on a parity with or junior to the Subordinated Notes.
     Upon issuance, the Subordinated Notes will qualify as Tier 2 capital of the
     Bank (within the meaning of Appendix A to 12 C.F.R. Part 208).

          (x) No Violation. Neither the Bank or any of its subsidiaries nor
     SunTrust Banks or any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage loan agreement, note, lease or other instrument to which it is a party or by which it or any of them or their properties may be bound which might result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Bank and its subsidiaries, considered as one enterprise, or might materially and adversely affect the properties or assets thereof or might materially and adversely affect the consummation of this Agreement, the
     Global Agency Agreement, the Interest Calculation Agreement, the Exchange
     Rate Agent Agreement, the Letters of Representations or the Bank

                                        6

     Notes or any transaction contemplated hereby or thereby. The execution, issuance and delivery by the Bank of the Bank Notes, and the execution, delivery and performance by the Bank of this Agreement, the Global Agency
     Agreement, the Interest Calculation Agreement, the Exchange Rate Agent
     Agreement, the Letters of Representations and any applicable Terms
     Agreement, will not violate any law, rule, regulation, order, judgment or decree applicable to SunTrust Banks and its subsidiaries or to the Bank and any of its subsidiaries (including without limitation, Sections 7-1-291 and
     7-1-419 of the Official Code of Georgia) or violate any provision of the
     Bank's charter or by-laws, or conflict with or result in a material breach of or constitute a material default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of SunTrust Banks and its subsidiaries or the Bank and any of its subsidiaries pursuant to any contract, indenture, mortgage loan agreement, note, lease or other instrument to which SunTrust Banks or any of its subsidiaries or the Bank or any of its subsidiaries, or the property of any of them, is bound or subject.

          (xi) No Material Adverse Change. Since the respective dates as of which information is given or incorporated by reference in the Offering
     Circular (a) there has not been any material adverse change, or any development which could be expected to result in a material adverse change, in the condition, financial or otherwise, or business affairs or business prospects of the Bank and its subsidiaries or of SunTrust Banks and its subsidiaries, as the case may be, considered as one enterprise, whether or not arising in the ordinary course of business, other than as set forth or contemplated in the Offering Circular (including the material incorporated by reference therein), and (b) there have been no material transactions entered into by the Bank or any of its subsidiaries or SunTrust Banks and any of its subsidiaries, considered as one enterprise, other than those in the ordinary course of business.

          (xii) Rating. The Senior Notes of the Bank have been rated by a
     "nationally recognized statistical rating agency" (as that term is defined by the Securities and Exchange Commission (the "Commission") for purposes of Rule 436(g)(2) under the 1933 Act), in one of its four highest categories.

          (xiii) Financial Statements and Financial Information. The financial statements and other financial information of SunTrust Banks and its consolidated subsidiaries included or incorporated by reference in the
     Offering Circular present fairly the consolidated financial position of
     SunTrust Banks and its consolidated subsidiaries, as of the dates indicated
     therein and the consolidated results of their operations for the periods specified therein; and except as stated therein, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; the Call
     Reports and other financial information of the Bank included or incorporated by reference in the Offering Circular present fairly its financial position and the results of its operations for the periods specified therein, and except as stated therein, have been prepared in conformity with regulatory instructions issued by

                                        7

     the Federal Financial Institution Examination Council applied on a consistent basis; and financial information of certain financial institutions, if any, acquired or consolidated with or proposed to be acquired by or consolidated with SunTrust Banks or the Bank included or incorporated by reference in the Offering Circular present fairly the financial position of such financial institutions as of the dates indicated
     therein and the results of their operations for the periods specified therein.

          (xiv) Limitation on Liabilities of the Bank. The Bank will not issue any Bank Note if the aggregate amount of outstanding liabilities of the
     Bank for money borrowed as a result of the issuance of such Bank Note exceeds the limitations set forth in Sections 7-1-291 and 7-1-419 of the
     Official Code of Georgia, unless otherwise expressly approved by the
     Georgia Department of Banking and Finance.

          (xv) Legal Proceedings. Except as may be set forth in the Offering
     Circular, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Bank, threatened against or affecting, SunTrust Banks or any of its subsidiaries or the Bank or any of its subsidiaries, which might, in the opinion of the Bank, result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, business prospects, properties or assets of the Bank and its subsidiaries considered as one enterprise, or might materially and adversely affect the consummation of this Agreement, the Global Agency
     Agreement, the Interest Calculation Agreement, the Exchange Rate Agent
     Agreement or the Bank Notes or any transaction contemplated hereby or thereby.

          (xvi) Commodity Exchange Act. The Bank Notes, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Global Agency Agreement, will be excluded or exempted under the provisions of the Commodity Exchange Act.

     (b) Additional Certifications. Any certificate signed by any officer of the
Bank or SunTrust Banks and delivered to the Distribution Agents or to counsel for the Distribution Agents in connection with an offering of Bank Notes, or the sale of Bank Notes to a Distribution Agent as principal, contemplated by this
Agreement shall be deemed a representation and warranty by the Bank to the
Distribution Agents as to the matters covered thereby on the date of such certificate and at each Representation Date referred to in Section 2(a) hereof subsequent thereto.

SECTION 3. Purchases as Principal; Solicitations as Distribution Agents.

     (a) Purchases as Principal. Unless otherwise agreed to by a Distribution
Agent and the Bank, Bank Notes shall be purchased by the Distribution Agent as principal. Such purchases shall be made in accordance with terms agreed upon by the Distribution Agent and the Bank with respect to such information (as applicable) as is

                                        8

specified in Exhibit A hereto (which terms shall be agreed upon orally, and which may or may not be confirmed in writing in the form of Exhibit A, prepared by the Distribution Agent and mailed or sent via facsimile transmission to the
Bank) and, in the case of sales to Distribution Agents on a syndicated basis, a separate terms agreement substantially in the form of Exhibit G hereto. Any oral or written agreement entered into pursuant to the previous sentence, including any agreement in the form of Exhibit G hereof, is referred to herein as a "Terms
Agreement". The Distribution Agent's commitment to purchase Bank Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Bank herein contained and shall be subject to the terms and conditions herein set forth. Each purchase of Bank Notes shall be at a discount from the principal amount of each such Bank Note equivalent to the commission to be agreed to by the Bank and each such Distribution Agent and set forth in the Terms Agreement. The Distribution Agent may engage the services of any other broker or dealer in connection with the resale of the Bank Notes purchased as principal and may allow any portion of the discount received in connection with such purchases from the Bank to such brokers and dealers. At the time of each purchase of Bank Notes by a Distribution Agent as principal, the
Distribution Agent shall specify the requirements for the opinions of counsel, officers' certificates and the accountant's letter pursuant to Sections 6(a),
6(b) and 6(d) hereof. The resale of any Bank Notes acquired by such Distribution
Agent as principal shall be subject to all of the applicable selling restrictions set forth in Exhibit F hereto.

     (b) Solicitations as Distribution Agents. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed upon by the Bank and a Distribution
Agent, such Distribution Agent, as an agent of the Bank, will use its reasonable efforts to solicit offers to purchase the Bank Notes upon the terms and conditions set forth herein and in the Offering Circular. All Bank Notes sold through a Distribution Agent as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Bank and the Distribution Agent.

     The Bank reserves the right, in its sole discretion, to suspend solicitation of purchases of the Bank Notes through the Distribution Agents, as agents, commencing at any time for any period of time or permanently. Upon receipt of instructions from the Bank, the Distribution Agents will forthwith suspend solicitation of purchases from the Bank until such time as the Bank has advised the Distribution Agents that such solicitation may be resumed. During such period, the Bank shall not be required to comply with the provisions of
Sections 8(b), (c) and (d). Upon advising the Distribution Agents that such solicitation may be resumed, however, the Bank shall simultaneously provide the documents required to be delivered by Sections 8(b), (c) and (d), and the
Distribution Agents shall have no obligation to solicit offers to purchase the
Bank Notes until such documentation has been received by the Distribution
Agents.

     The Bank agrees to pay each Distribution Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each
Bank Note sold by the Bank as a result of a solicitation made by such
Distribution Agent as agreed to by the Bank and each such Distribution Agent and set forth in a Terms Agreement.

                                        9

The Distribution Agents may reallow any portion of the commission payable pursuant hereto to dealers in connection with the offer and sale of the Bank
Notes.

     (c) Administrative Procedures. The purchase price, interest rate or formula, maturity date and other terms of the Bank Notes (as applicable)
specified in Exhibit A hereto shall be agreed upon by the Bank and the applicable Distribution Agent and set forth in a pricing supplement to the
Offering Circular to be prepared in connection with each sale of Bank Notes.
Administrative procedures with respect to the sale of Bank Notes shall be agreed upon from time to time by the Distribution Agents and the Bank (the
"Procedures"). The initial Procedures, as agreed upon by the Distribution Agents and the Bank, are attached hereto as Exhibit H. The Distribution Agents and the
Bank agree to perform the respective duties and obligations specifically provided to be performed by the Distribution Agents and the Bank herein and in the Procedures.

     (d) Delivery. The documents required to be delivered by Section 6 hereof shall be delivered at the office of Sidley Austin Brown & Wood LLP, on the date hereof, or at such other time as the Distribution Agents and the Bank may agree upon in writing (the "Closing Time").

SECTION 4. Covenants of the Bank.

     The Bank covenants with the Distribution Agents as follows:

     (a) Amending Offering Circular. The Bank will give the Distribution Agents notice of its intention to prepare any additional offering circular supplement with respect to the sale of the Bank Notes or any amendment or supplement to the
Offering Circular and will furnish the Distribution Agents with copies of any such amendment or supplement or other documents proposed to be distributed a reasonable time in advance of such proposed distribution and will not distribute any such amendment or supplement or other documents in a form to which the
Distribution Agents or counsel for the Distribution Agents shall reasonably object.

     (b) Copies of Offering Circular. The Bank will deliver to the Distribution
Agents as many copies of the Offering Circular (as amended or supplemented, including documents incorporated by reference therein) as the Distribution
Agents shall reasonably request in connection with sales or solicitations of offers to purchase the Bank Notes.

     (c) Revisions of Offering Circular - Material Changes. Except as otherwise provided in Subsection (d) of this Section 4, if any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel for the Distribution Agents or counsel for the Bank, to amend or supplement the Offering Circular in order that the Offering Circular will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, immediate notice shall be given, and confirmed in writing, to the Distribution
Agents to cease the solicitation of offers to purchase the Bank Notes in their capacity as agents and to cease sales of the Bank Notes the Distribution Agents may then own as

                                       10

principal, and the Bank will promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission. The Distribution
Agents shall, at such time as the Bank shall have furnished to the Distribution
Agents an amended or supplemented Offering Circular in form satisfactory to the
Distribution Agents and their counsel, resume solicitation of offers to purchase
Bank Notes using the Offering Circular so amended and supplemented. The Bank agrees to update the Offering Circular through amendment or supplement no less than annually from the date hereof.

     (d) Suspension of Certain Obligations. The Bank shall not be required to comply with the provisions of subsection (c) of this Section 4 during any period from the later of the time (i) the Distribution Agents shall have suspended solicitation of purchases of the Bank Notes in their capacity as agents pursuant to a request from the Bank and (ii) no Distribution Agent shall then hold any
Bank Notes purchased as principal pursuant hereto, until the time the Bank shall determine that solicitation of purchases of the Bank Notes should be resumed or the Distribution Agent shall subsequently purchase Bank Notes from the Bank as principal.

     (e) Regulatory Reports. Upon request, the Bank shall provide the
Distribution Agents with copies of the publicly available portion of any reports required to be filed by the Bank or SunTrust Banks with any United States or state supervisory or regulatory authority as promptly as reasonably practicable after such reports become publicly available.

     (f) Preparation of Pricing Supplements. The Bank will prepare, with respect to the Bank Notes to be sold through or to the Distribution Agents pursuant to this Agreement, a pricing supplement with respect to the Bank Notes in a form previously approved by the Distribution Agents.

     (g) Blue Sky Qualifications. The Bank will endeavor, in cooperation with the Distribution Agents, to qualify the Bank Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the
United States as the Distribution Agents may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Bank Notes; provided, however, that the Bank shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Bank will file such statements and reports as may be required by the laws of each jurisdiction in which the Bank Notes have been qualified as above provided. The Bank will promptly advise the Distribution Agents of the receipt by the Bank of any notification with respect to the suspension of the qualification of the Bank
Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

     (h) Stand-Off Agreement. In connection with a purchase by a Distribution
Agent of Bank Notes as principal, between the date of the agreement to purchase such Bank Notes and the Settlement Date with respect to such purchase, the Bank will not, without the prior consent of the Distribution Agent who is party to such agreement, offer or sell, or enter into any agreement to sell, any debt securities of the Bank (other than the

                                       11

Bank Notes that are to be sold pursuant to such agreement and deposit and other bank obligations issued and sold directly by the Bank in the ordinary course of its business).

     (i) Selling Restrictions. Each relevant Distribution Agent represents and agrees that it will comply with the terms set out in the section headed "United
Kingdom" in Exhibit F (Selling Restrictions).

SECTION 5. Payment of Expenses.

     Whether or not the transactions contemplated hereunder are consummated or this Agreement or any agreement by a Distribution Agent to purchase Bank Notes as principal is terminated, the Bank will pay all expenses incident to the performance of the Bank's obligations under this Agreement including, without limitation: (a) the preparation, printing and delivery of the Offering Circular and all amendments and supplements thereto; (b) the preparation and reproduction of this Agreement; (c) the preparation, issuance and delivery of the Bank Notes, including fees and expenses related to the use of book-entry notes; (d) the fees and disbursements of the Bank's counsel and accountants, of the Paying Agents,
London Issuing Agent, Registrar, Transfer Agent and Listing Agent and of any
calculation agents or exchange rate agents and their respective counsel; (e) the reasonable fees and disbursements of counsel to the Distribution Agents incurred in connection with the updating and maintenance of the program relating to the
Bank Notes and incurred from time to time in connection with the transactions contemplated thereby; (f) any fees charged by rating agencies for rating of the
Bank Notes; (g) any advertising and other out-of-pocket expenses of the
Distribution Agents incurred with the approval of the Bank; (h) the qualification of the Bank Notes under state securities laws in accordance with the provisions of Section 4(g) hereof, including the filing fees and the reasonable fees and disbursements of counsel for the Distribution Agents in connection therewith and in connection with the preparation of any Blue Sky
Survey and any Legal Investment Survey; (i) the cost of preparing and providing any CUSIP or other identification numbers for the Bank Notes; (j) compliance with any applicable requirements of Rule 2720 of the Conduct Rules of the
National Association of Securities Dealers, Inc., including the filing fees and the reasonable fees and disbursements of counsel for the Distribution Agents in connection therewith; and (k) all fees payable to any exchange in connection with listing the Bank Notes on any exchange.

SECTION 6. Conditions of Distribution Agents' Obligations.

     The obligations of the Distribution Agents to solicit offers to purchase the Bank Notes as agents of the Bank, the obligations of any purchasers of Bank
Notes sold through a Distribution Agent as agent, and any obligation of a
Distribution Agent to purchase Bank Notes pursuant to any agreement by such
Distribution Agent to purchase Bank Notes as principal (or otherwise), will be subject at all times to the accuracy of the representations and warranties on the part of the Bank herein and to the accuracy of the statements of the Bank's and SunTrust Banks' officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Bank of all covenants and agreements herein contained and to the following additional conditions precedent:

                                       12

     (a) Legal Opinions. On the date hereof, and, if required pursuant to
Section 8(c) hereof, on each Settlement Date, the Distribution Agents, and, only with respect to any opinions referred to in subparagraph (i) hereof, the
Domestic Paying Agent and Registrar, shall have received the following legal opinions, dated as of the date hereof or the Settlement Date, as the case may be, and in form and substance satisfactory to the Distribution Agents:

          (i) Opinions of Counsel to the Bank and SunTrust Banks. The opinion of
     Raymond D. Fortin, Esq., counsel to the Bank and SunTrust Banks, substantially in the form of Exhibit B.

          (ii) Opinion of Counsel to the Distribution Agents. The opinion of
     Sidley Austin Brown & Wood LLP, counsel to the Distribution Agents, covering such matters as they may request.

     (b) Officers' Certificates. On the date hereof, and, if required pursuant to Section 8(b) hereof, on each Settlement Date, the Distribution Agents shall have received a certificate of (i) the President, a Senior Vice President or
Vice President, and the Chief Financial Officer, Chief Accounting Officer or
Treasurer of the Bank satisfactory to the Distribution Agents, substantially in the form of Exhibit C hereto and (ii) the President, a Senior Vice President or
Vice President, and the Chief Financial Officer, Chief Accounting Officer or
Treasurer of SunTrust Banks satisfactory to the Distribution Agents, substantially in the form of Exhibit D hereto, each dated the date hereof or the
Settlement Date, as the case may be.

     (c) Representations Certificate. On the date hereof, the Distribution
Agents shall have received a certificate of SunTrust Banks, substantially in the form of Exhibit E hereto.

     (d) Accountants' Letter. On the date hereof, and, if required pursuant to
Section 8(d) hereof, on each Settlement Date, the Distribution Agents shall have received a letter from PricewaterhouseCoopers LLP, independent accountants to the Bank and SunTrust Banks, dated as of the date hereof or the Settlement Date, as the case may be, and in form and substance satisfactory to the Distribution
Agents.

     (e) Other Documents. On the date hereof and on each Settlement Date, counsel to the Distribution Agents shall have been furnished with such documents and opinions as such counsel may reasonably request for the purpose of enabling such counsel to pass upon the issuance and sale of the Bank Notes as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Bank in connection with the issuance and sale of Bank Notes as herein contemplated shall be satisfactory in form and substance to the Distribution Agents and to counsel to the Distribution Agents.

     If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement (or, at the option of the
Distribution Agent, any

                                       13

applicable agreement by such Distribution Agent to purchase Bank Notes as principal) may be terminated by the Distribution Agents by written notice to the
Bank at any time at or prior to the Closing Time and any such termination shall be without liability of any party to any other party, except that the provisions of Section 5 hereof, the indemnity and contribution agreement set forth in
Sections 9 and 10 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect.

SECTION 7. Delivery of and Payment for Bank Notes Sold through a Distribution
Agent.

     Delivery of Bank Notes sold through a Distribution Agent as agent shall be made by the Bank to such Distribution Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a
Bank Note on the date fixed for settlement, the Distribution Agent shall promptly notify the Bank and deliver the Bank Note to the Bank, and, if the
Distribution Agent has theretofore paid the Bank for the Bank Note, the Bank will promptly return such funds to the Distribution Agent. If such failure shall have occurred for any reason other than default by the applicable Distribution
Agent to perform its obligations hereunder, the Bank will reimburse such
Distribution Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Bank.

SECTION 8. Additional Covenants of the Bank.

     The Bank covenants and agrees with each Distribution Agent that:

     (a) Reaffirmation of Representations and Warranties. Each acceptance by the
Bank of an offer for the purchase of Bank Notes (whether to a Distribution Agent as principal or through the Distribution Agent as agent), and each delivery of
Bank Notes to the Distribution Agents, shall be deemed to be an affirmation that the representations and warranties of the Bank contained in this Agreement and in any certificate theretofore delivered to the Distribution Agents pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent, or to the applicable Distribution Agent, of the Bank Note or Bank Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Offering Circular as amended and supplemented to each such time, including any amendment resulting from the incorporation by reference of documents filed by the Bank or SunTrust Banks).

     (b) Subsequent Delivery of Certificates. Each time that (i) the Offering
Circular shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates or other variable terms of Bank Notes), (ii) SunTrust Banks files its Form 10-K with the
Commission, or within 30 days thereafter, (iii) (if required in connection with the purchase of Bank Notes by a Distribution Agent as principal) the Bank sells
Bank Notes to such Distribution Agent as

                                       14

principal or (iv) the Bank issues and sells Bank Notes in a form not previously certified to the Distribution Agents by the Bank, the Bank shall furnish or cause to be furnished forthwith to the Distribution Agents certificates from the
Bank and SunTrust Banks dated the date of such amendment or supplement, the date of such filing, or the Settlement Date, as the case may be, to the effect that the statements contained in the certificates which were last furnished to the
Distribution Agents by the Bank and SunTrust Banks pursuant to Section 6(b)
hereof are true and correct at the time of such amendment, supplement or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Offering Circular as amended and supplemented to such time, including any amendment resulting from incorporation by reference of documents filed by the Bank and SunTrust Banks) or, in lieu of such certificates, certificates of the same form as the certificates referred to in said Section 6(b), modified as necessary to relate to the Offering Circular as amended and supplemented to the time of delivery of such certificates.

     (c) Subsequent Delivery of Legal Opinions. Each time that (i) the Offering
Circular shall be amended or supplemented with respect to the Bank Notes (other than by an amendment or supplement (x) providing solely for a change in interest rates or other variable terms of the Bank Notes or similar changes, or (y)
setting forth financial statements or other information as of and for a fiscal period (unless, in the reasonable judgment of the Distribution Agents, an opinion of counsel should be furnished in light of such an amendment)), (ii)
SunTrust Banks files its Form 10-K with the Commission, or within 30 days thereafter, (iii) (if required in connection with the purchase of Bank Notes by a Distribution Agent as principal) the Bank sells Bank Notes to such agent as principal or (iv) the Bank issues and sells Bank Notes in a form not previously certified to the Distribution Agents by the Bank, the Bank shall furnish or cause to be furnished forthwith to the Distribution Agents, the Domestic Paying
Agent and Registrar and their respective counsel, a letter from each counsel last furnishing an opinion referred to in Section 6(a)(i) hereof (or such other counsel as may be acceptable to the Distribution Agents) to the effect that the
Distribution Agents may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Offering
Circular as amended and supplemented to the time of delivery of such letter authorizing reliance) or in lieu of such letter, each such counsel (or such other counsel as may be acceptable to the Distribution Agents) may deliver a letter in the same form as its letter referred to in Section 6(a)(i) but modified, as necessary to relate to the Offering Circular as amended and supplemented to the time of delivery of such letter. With respect to this
Section 8(c), the opinion referred to in Section 6(a)(ii) will also be furnished in the same manner contemplated above but only pursuant to Section 8(c)(iii)
above.

     (d) Subsequent Delivery of Accountants' Letters. Each time that (i) the
Offering Circular shall be amended or supplemented with respect to the Bank
Notes (other than by an amendment or supplement providing solely for a change in interest rates or other variable terms of the Bank Notes), (ii) if requested by the Distribution Agents, there is filed with the Commission any document incorporated by reference into the Offering Circular, but in any event, within
30 days of SunTrust Banks' filing of its Form 10-K with the Commission, (iii)
(if required in connection with the purchase of Bank

                                       15

Notes by a Distribution Agent as principal) the Bank sells Bank Notes to such agent as principal or (iv) (if required by a Distribution Agent) the Bank issues and sells Bank Notes in a form not previously certified to the Distribution
Agents by the Bank, the Bank shall furnish or cause to be furnished forthwith to the Distribution Agents and the Distribution Agents' counsel a letter from
PricewaterhouseCoopers LLP reaffirming the statements made in its letter delivered pursuant to Section 6(d), or in lieu of such letter,
PricewaterhouseCoopers LLP may deliver a letter in the same form as its letter referred to in Section 6(d) but modified as necessary to relate to the Offering
Circular as amended and supplemented to the time of delivery of such letter.

     (e) Listing. In connection with any application to list Bank Notes on the
Luxembourg Stock Exchange or any other stock exchange, the Bank will furnish from time to time any and all documents, instruments, information and undertakings and publish all advertisements or other material that may the necessary in order to effect such listing(s) and maintain such listing(s) until none of such Bank Notes is outstanding or until such time as payment in respect of principal, premium, if any, and interest in respect of all such Bank Notes has been duly provided for, whichever is earlier; provided, however, that if the
Bank can no longer reasonably maintain such listing(s), it will use its best efforts to obtain and maintain the quotation for, or listing of, the Bank Notes on such other stock exchange or stock exchanges as the Bank may decide with the approval of the Distribution Agents.

SECTION 9. Indemnification.

     (a) Indemnification of Distribution Agents. The Bank agrees to indemnify and hold harmless each Distribution Agent, each person who controls any
Distribution Agent and each affiliate of any Distribution Agent which assists such Distribution Agent in the distribution of the Bank Notes within the meaning of the 1933 Act or of the 1934 Act against any and all losses, claims, damages, expenses or liabilities, to which they or any of them may become subject under the 1933 Act or the 1934 Act or other Federal or state statutory law or regulation, at common law or otherwise, as incurred, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular (including for purposes of this
Section 9 all amendments and supplements thereto and any of the documents incorporated by reference therein), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Bank will not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Bank by or on behalf of any Distribution Agent specifically for use in the
Offering Circular. This indemnity agreement will be in addition to any liability which the Bank may otherwise have.

                                       16

     (b) Indemnification of the Bank. Each Distribution Agent severally agrees to indemnify and hold harmless the Bank and each person who controls the Bank within the meaning of the 1933 Act or of the 1934 Act to the same extent as the foregoing indemnity from the Bank to each Distribution Agent, but only with reference to written information furnished to the Bank by or on behalf of such
Distribution Agent specifically for use in the Offering Circular. This indemnity agreement will be in addition to any liability which any Distribution Agent may otherwise have.

     (c) Notification. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified
Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the
Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any
Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified
Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified
Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Distribution
Agents, each affiliate of any Distribution Agent which assists such Distribution
Agent in the distribution of the Bank Notes and such control persons of the
Distribution Agents shall be designated in writing by the Distribution Agents that are Indemnified Parties and any such separate firm for the Bank, its directors, its officers and such control persons of the Bank or authorized representatives shall be designated in writing by the Bank. The Indemnifying
Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any
Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying
Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall,

                                       17

without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any
Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

SECTION 10. Contribution.

     If the indemnification provided for in paragraphs (a) or (b) of Section 9 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein in connection with any offering of Bank Notes, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Bank on the one hand and each
Distribution Agent on the other from the offering of the Bank Notes to which such loss, claim, damage or liability relates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i)
above but also the relative fault of the Bank on the one hand and each
Distribution Agent on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the
Bank on the one hand and each Distribution Agent on the other in connection with the offering of such Bank Notes shall be deemed to be in the same respective proportion as the net proceeds from the offering of such Bank Notes (before deducting expenses) received by the Bank and the total discounts and commissions received by each Distribution Agent in respect thereof bear to the aggregate offering price of such Bank Notes. The relative fault of the Bank on the one hand and of each Distribution Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Bank or by such Distribution Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or the omission or alleged omission.

     The Bank and each Distribution Agent agrees that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if all Distribution Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 10. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to above in Sections 9 and 10 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of Sections 9 and 10, in no event shall a Distribution Agent be required to contribute any amount in excess of the amount by which the total price at which the Bank Notes referred to in Section 10 that were sold by or through such Distribution Agent exceeds the amount of any damages that such Distribution Agent has otherwise been required to pay by

                                       18

reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of each Distribution Agent to contribute pursuant to this Section 10 is several
(in the proportion that the principal amount of the Bank Notes the sale of which by or through such Distribution Agent gave rise to such losses, claims, damages or liabilities bears to the aggregate principal amount of the Bank Notes the sale of which by or through any Distribution Agent gave rise to such losses, claims, damages or liabilities) and is not joint.

SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

     All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Bank pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Distribution Agents or any controlling person of a
Distribution Agent, or by or on behalf of the Bank, and shall survive each delivery of and payment for any of the Bank Notes.

SECTION 12. Termination.

     (a) Termination of this Agreement. This Agreement (excluding any agreement hereunder by a Distribution Agent to purchase Bank Notes as principal) may be terminated for any reason, at any time by either the Bank or any of the
Distribution Agents as to itself, immediately upon the giving of 30 days written notice of such termination to the other party hereto in accordance with the provisions of Section 13 hereof.

     (b) Termination of an Agreement to Purchase Bank Notes as Principal. A
Distribution Agent may terminate an agreement hereunder by such Distribution
Agent to purchase Bank Notes as principal, immediately upon written notice to the Bank, at any time prior to the Settlement Date relating thereto (i) if there has been, since the date of such agreement or since the respective dates as of which information is given in the Offering Circular, any material adverse change, or any development which could be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Bank and its subsidiaries, or of
SunTrust Banks and its subsidiaries, as the case may be, considered as one enterprise, whether or not arising in the ordinary course of business, or (ii)
if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of such Distribution Agent, impracticable to market the Bank Notes or enforce contracts for the sale of the Bank Notes, or
(iii) there shall have occurred a change in international financial, political or economic conditions or currency exchange rates or exchange controls as would be likely to prejudice materially the sale by such Distribution Agent of the
Bank Notes, or (iv) if trading in any securities of the Bank or SunTrust Banks shall have been suspended by the Commission or a national securities exchange, or if trading generally on any of the Luxembourg Stock Exchange, the New York
Stock Exchange or the Chicago Board of

                                       19

Trade shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by any of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium shall have been declared by either federal, New York State or Georgia authorities, as the case may be, or there shall have occurred a material disruption in commercial banking or securities clearance settlement services in the United States, or (v) if the rating assigned by any nationally recognized securities rating agency to any debt securities of the Bank or SunTrust Banks as of the date of any agreement by a Distribution Agent to purchase the Bank Notes as principal shall have been lowered since that date or if any such rating agency shall have publicly announced that it has placed under surveillance or review, other than with positive implications, its rating of any debt securities or deposits of the Bank or SunTrust Banks, or (vi) if there shall have come to such Distribution Agent's attention any facts that would cause such Distribution Agent to believe that the
Offering Circular or any amendments thereto or supplements thereof, at the time it was required to be delivered to a purchaser of Bank Notes, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.

     (c) General.

     In the event of any such termination, none of the parties will have any liability to the other parties hereto, except that (i) the Distribution Agents shall be entitled to any commissions earned in accordance with the third paragraph of Section 3(b) hereof, (ii) if at the time of termination (a) a
Distribution Agent shall own any Bank Notes purchased with the intention of reselling them or (b) an offer to purchase any of the Bank Notes has been accepted by the Bank but the time of delivery to the purchaser or his agent of the Bank Note or Bank Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 8 hereof shall remain in effect until such Bank Notes are so resold or delivered, as the case may be, and (iii) the provisions of
Section 5 hereof, the indemnity and contribution agreements set forth in
Sections 9 and 10 hereof, and the provisions of Section 11, 14 and 15 hereof shall remain in effect.

SECTION 13. Notices.

     Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

     If to the Bank:

          SunTrust Bank
          303 Peachtree Street, N.E.
          Atlanta, Georgia 30308
          Attention: Mark A. Chancy
          Facsimile Number: (404) 724-3749

                                       20

     If to the SunTrust Banks:

          SunTrust Banks, Inc.
          303 Peachtree Street, N.E.
          Atlanta, Georgia 30308
          Attention: Mark A. Chancy
          Facsimile Number: (404) 724-3749

     If to the Distribution Agents, at the respective addresses specified in
Schedule 1 hereto, or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section
13.

SECTION 14. Parties.

     This Agreement shall inure to the benefit of and be binding upon the
Distribution Agents, the Bank and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in
Sections 9 and 10 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of
Bank Notes shall be deemed to be a successor by reason merely of such purchase.

SECTION 15. Governing Law.

     This Agreement and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of New York applicable to agreements made and to be performed in such state without regard to its conflicts of laws principles. Any suit, action or proceeding brought by the Bank or SunTrust Banks in connection with or arising under this Agreement shall be brought solely in the state or federal court of appropriate jurisdiction located in the Borough of Manhattan, The City of New York.

SECTION 16. Counterparts.

     This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                                       21

     If the foregoing is in accordance with the your understanding of our agreement, please sign and return to the Bank a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between each of the Distribution Agents and the Bank in accordance with its terms.

                                        Very truly yours,

                                        SUNTRUST BANK

                                        By:
                                            ------------------------------------
                                            Name: Mark A. Chancy
                                            Title: Senior Vice President and
                                                   Treasurer

                                       22

CONFIRMED AND ACCEPTED,
as of the date first above written:

Distribution Agents

CITIGROUP GLOBAL MARKETS INC.

By:
    -----------------------------------------
Name:
Title:

CITIGROUP GLOBAL MARKETS LIMITED

By:
    -----------------------------------------
Name:
Title:

GOLDMAN, SACHS & CO.

By:
    -----------------------------------------
Name:
Title:

GOLDMAN SACHS INTERNATIONAL

By:
    -----------------------------------------
Name:
Title:

J.P. MORGAN SECURITIES INC.

By:
    -----------------------------------------
Name:
Title:

J.P. MORGAN SECURITIES LTD.

By:
    -----------------------------------------
Name:
Title:

LEHMAN BROTHERS INC.

By:
    -----------------------------------------
Name:
Title:

                                       23

LEHMAN BROTHERS INTERNATIONAL (EUROPE)

By:
    -----------------------------------------
Name:
Title:

MORGAN STANLEY & CO. INCORPORATED

By:
    -----------------------------------------
Name:
Title:

MORGAN STANLEY & CO. INTERNATIONAL LIMITED

By:
    -----------------------------------------
Name:
Title:

SUNTRUST CAPITAL MARKETS, INC.

By:
    -----------------------------------------
Name:
Title:

UBS SECURITIES LLC

By:
    -----------------------------------------
Name:
Title:

UBS LIMITED

By:
    -----------------------------------------
Name:
Title:

                                       24

                                                                      SCHEDULE 1

CITIGROUP GLOBAL MARKETS INC.      Address for notices:
388 Greenwich Street               -------------------
New York, New York 10013           388 Greenwich Street
                                   New York, New York 10013
                                   Attention: Medium-Term Note Department
                                   Facsimile: (212) 816-0949

CITIGROUP GLOBAL MARKETS LIMITED   Address for notices:
Citigroup Center                   -------------------
Trading Floor 2                    Citigroup Center
33 Canada Square                   Trading Floor 2
London E14 5LB                     33 Canada Square
United Kingdom                     London E14 5LB
                                   United Kingdom
                                   Attention: Medium-Term Note Department

GOLDMAN, SACHS & CO.               Address for notices:
85 Broad Street                    -------------------
New York, NY 10004                 85 Broad Street
                                   New York, NY 10004
                                   Attention: MTN Trading -
                                   Ben Smilchensky
                                   Telephone: (212) 902-1482
                                   Facsimile: (212) 902-0658

GOLDMAN SACHS INTERNATIONAL        Address for notices:
Peterborough Court                 -------------------
133 Fleet Street                   Peterborough Court
London EC4A 2BB                    133 Fleet Street
                                   Attention: Euro Medium Term Note Desk
                                   Telephone: 44-207-774-2387
                                   Facsimile: 44-207-774-5711

J.P. MORGAN SECURITIES INC.        Address for notices:
270 Park Avenue, 8th Floor         --------------------
New York, NY  10017                270 Park Avenue, 8th Floor
                                   New York, NY 10017
                                   Attention: Medium Term Note Desk
                                   Telephone: (212) 834-4533
                                   Facsimile: (212) 834-6081

                                        1

J.P. MORGAN SECURITIES LTD.        Address for notices:
125 London Wall                    --------------------
London, EC2Y 5AJ                   125 London Wall
United Kingdom                     London, EC2Y 5AJ
                                   United Kingdom
                                   Attention: Euro Medium Term Note Desk
                                   Telephone: 011-44-20-7779-3469
                                   Facsimile: 011-44-20-7777-9153

LEHMAN BROTHERS INC.               Address for notices:
745 Seventh Avenue                 -------------------
New York, NY 10019                 745 Seventh Avenue
                                   New York, NY 10019
                                   Attention: Medium Term Note Desk
                                   Telephone: (212) 526-9664
                                   Facsimile: (212) 526-0943

LEHMAN BROTHERS INTERNATIONAL      Address for notices:
(EUROPE)                           --------------------
25 Bank Street                     25 Bank Street
Canary Wharf                       Canary Wharf
London E14 5LE                     London E14 5LE
                                   Attention: European Medium Term Notes
                                              and Money Markets
                                   Telephone: 44-207-103-8660
                                   Facsimile: 44-207-067-9474

MORGAN STANLEY & CO.               Address for notices:
INCORPORATED                       --------------------
1585 Broadway, 2nd Floor           1585 Broadway, 2nd Floor
New York, NY  10036                New York, NY 10036
                                   Attn: Manager-Continuously Offered Products
                                   Telephone: (212) 761-1872
                                   Facsimile: (212) 761-0780

                                   with a copy to:

                                   Investment Banking Information Center
                                   29th Floor
                                   Telephone: (212) 761-8385
                                   Facsimile: (212) 761-0260

MORGAN STANLEY & CO.               Address for notices:
INTERNATIONAL LIMITED              --------------------
20 Cabot Square                    20 Cabot Square
Canary Wharf                       Canary Wharf
London E14 4QA                     London E14 4QA
England                            England
                                   Attn: Manager, Continuously Offered Products
                                   Telephone: 44-207-677-7715
                                   Facsimile: 44-207-677-7999

                                        2

SUNTRUST CAPITAL MARKETS, INC.     Address for notices:
303 Peachtree Street               --------------------
23rd Floor; Mail Code 3935         303 Peachtree Street
Atlanta, Georgia 30308             23rd Floor; Mail Code 3935
                                   Atlanta, Georgia 30308
                                   Attention: Betsy Blunt
                                   Telephone: (404) 532-0771
                                   Facsimile: (404) 558-7005

UBS SECURITIES LLC                 Address for notices:
677 Washington Blvd.               --------------------
Stamford, CT  06901                677 Washington Blvd.
                                   Stamford, CT 06901
                                   Telephone: (203) 719-8250
                                   Facsimile: (203) 719-3160

UBS LIMITED                        Address for notices:
100 Liverpool Street               --------------------
London, EC2M 2RH                   100 Liverpool Street
                                   London, EC2M 2RH
                                   Attention: MTNS and Private Placements
                                   Telephone: 44-207-567-2479
                                   Facsimile: 44-207-568-3349

                                        3

                                                                       EXHIBIT A

                           FORM OF PRICING SUPPLEMENT

The Pricing Supplement applicable to each Tranche of Notes will be in the following form and will contain such information as is applicable in respect of such Notes:

PRICING SUPPLEMENT DATED [________]
(to Offering Circular dated March 31, 2004)

                                  SUNTRUST BANK
         (A BANK ORGANIZED PURSUANT TO THE LAWS OF THE STATE OF GEORGIA)

                                GLOBAL BANK NOTES

        Issue of [Aggregate Principal Amount of Tranche][Title of Notes]

             UNDER THE U.S.$20,000,000,000 GLOBAL BANK NOTE PROGRAM

This document constitutes the Pricing Supplement relating to the issue of Notes described herein. Terms used herein shall be deemed to be defined as such for the purposes of the conditions set forth in the Offering Circular dated March
31, 2004. This Pricing Supplement is supplemental to and must be read in conjunction with such Offering Circular.

[Include whichever of the following apply or specify as "Not Applicable" (N/A).
Note that the numbering should remain as set out below, even if "Not Applicable"
is indicated for individual paragraphs or sub-paragraphs.]

1.   Issuer:                            SunTrust Bank

2.   [(i)] Series Number:               [________]

     [(ii)] Tranche Number:             [________]

                                        (If fungible with an existing Series,
                                        details of that Series, including the
                                        date on which the Notes become fungible
                                        and the aggregate principal amount of
                                        the Series)

3.   Specified Currency or Currencies   [________]
     (in the case of Dual Currency
     Notes):

4.   Aggregate Principal Amount:        [________]

                                       A-1

     [(i)] Series:                      [________]

     [(ii)] Tranche:                    [________]

5.   [(i)] Original Issue Date [and     [________]
     Interest Commencement Date]:

     [(ii)] Interest Commencement       [________]
          Date (if different from the
          Original Issue Date):

6.   Stated Maturity Date:              [Specify date or (for floating rate
                                        notes) Interest Payment Date falling in
                                        or nearest to the relevant month and
                                        year]

7.   Status of the Notes:               [Senior]
                                        [Subordinated]

8.   Interest Basis:                    [[________]per cent. Fixed Rate]
                                        [[________]Month
                                        [LIBOR/EURIBOR/Other]+/-
                                        [[________]per cent. Floating Rate]
                                        [Zero Coupon]
                                        [Indexed]
                                        [Dual Currency]
                                        [Other (specify)]
                                        (further particulars specified below)

9.   Redemption/Payment Basis:          [Redemption at par]
                                        [Indexed]
                                        [Dual Currency]
                                        [Partly Paid]
                                        [Installment]
                                        [Other (specify)]

10.  Change of Interest or              [Specify details of any provision for
     Redemption/Payment Basis:          change in interest/payment basis]

11.  Redeemable at Option of            [Redemption at the option of the Issuer]
     Issuer/Holder:

                                        [Redemption at the option of the Holder]
                                        (further particulars specified below)

12.  [(i)] Issue Price:                 [________] per cent. of the aggregate
                                        principal amount of the Notes [plus
                                        accrued interest from [insert date]]

                                       A-2

     [(ii)] Net proceeds:               (in the case of fungible issues only, if
                                        applicable)

13.  Authorized Denominations:          [________]

14.  Listing:                           [Luxembourg/other (specify)/None]

15.  Method of distribution:            [Syndicated/Non-syndicated]

PROVISIONS RELATING TO INTEREST (IF ANY) PAYABLE

16.  Fixed Rate Note Provisions:        [Applicable/Not Applicable]

                                        (If not applicable, delete the remaining
                                        sub-paragraphs of this paragraph)

     (i)  Interest Rate(s):             [________] per cent. per annum [payable
                                        [annually/semiannually/
                                        quarterly/monthly] [other] in arrears]
                                        [payable at maturity]

     (ii) Interest Payment Date(s):     [________] in each year, up to [but
                                        excluding]the Stated Maturity
                                        Date]/[specify other] (NB: This will
                                        need to be amended in the case of long
                                        or short Coupons)

     (iii) Interest amount(s):          [________] per [________] in principal
                                        amount

     (iv) Day Count Convention:         [30/360]
                                        [Actual/360]
                                        [Actual/Actual (ISMA)]
                                        [Other (specify convention and
                                        applicable period)]

     (v)  Interest Determination        [________] in each year
          Date(s):

                                        [Insert interest payment dates except
                                        where there are long or short periods.
                                        In these cases, insert regular interest
                                        payment dates] (NB: only relevant where
                                        Day Count Convention is Actual/Actual
                                        (ISMA))

     (vi) Other terms relating to the   [None/(give details)]
     method of calculating interest
     for Fixed Rate Notes:

17.  Floating Rate Note Provisions:     [Applicable/Not Applicable]

                                        (If not applicable, delete the remaining
                                        sub-

                                       A-3

                                        paragraphs of this paragraph)

     (i)  Interest Payment Dates:       [________]

     (ii) Business Day Convention:      [Floating Rate Convention/Following
                                        Business Day Convention/Modified
                                        Following Business Day
                                        Convention/Preceding Business Day
                                        Convention/other (give details)]

     (iii) Minimum Interest Rate:       [________] per cent. per annum

     (iv) Maximum Interest Rate:        [________] per cent. per annum

     (v)  Day Count Convention:         30/360
                                        Actual/360
                                        Actual/Actual
                                        Other (specify convention and applicable
                                        period)

     (vi) Manner in which the           [Reference Rate Determination/ISDA
          Interest Rate(s) and          Rate/other (give details)]
          Interest Amount is/are to
          be determined:

     (vii) Party responsible for        [________]
          calculating the Interest
          Rate(s) (if not the
          Calculation Agent):

     (viii)Reference Rate
          Determination:

          --Initial Interest Rate:      [________]

          --Index Maturity:             [________]

          --Interest Rate               [LIBOR (specify applicable LIBOR
            Basis/Bases:                screen)/EURIBOR/CMT Rate/CD
                                        Rate/Commercial Paper Rate/Eleventh
                                        District Cost of Funds Rate/Federal
                                        Funds Rate/J.J. Kenny Rate/Prime
                                        Rate/Treasury Rate/Other]

                                        (additional information is required if
                                        other--including fallback provisions)

          --Interest Determination      [________]
            Date(s):

          --Relevant Screen Page:       [________]

                                        (In the case of CMT Rate, specify CMT

                                       A-4

                                        Moneyline Telerate Page and CMT Maturity
                                        Index)

                                        (In the case of LIBOR, specify whether
                                        LIBOR Moneyline Telerate or LIBOR
                                        Reuters)

                                        (In the case of EURIBOR, if not
                                        Moneyline Telerate 248 ensure it is a
                                        page which shows a composite rate or
                                        amend the fallback provisions
                                        appropriately)

          --Index Currency:             [________]

          --Spread:                     [+/-%]

          --Spread Multiplier:          [________]

          --Initial Interest Reset      [________]
            Date:

          --Interest Reset Period:      [________]

          --Interest Reset Dates:       [________]

          --Interest Calculation:       [Regular Floating Rate Note][Floating
                                        Rate/Fixed Rate Note (specify Fixed Rate
                                        Commencement Date and Fixed Interest
                                        Rate)] [Inverse Floating Rate Note
                                        (specify Fixed Interest Rate)]

     (ix) ISDA Rate:

          --Margin(s):                  [+/-] [_] per cent. per annum

          --Floating Rate Option:       [________]

          --Designated Maturity:        [________]

          --Reset Date:                 [________]

18.  Discount Note (including Zero      [Applicable/Not Applicable]
     Coupon Note) Provisions:

                                        (If not applicable, delete the remaining
                                        sub-paragraphs of this paragraph)

          (i)  Total Amount of OID:     [________]

          (ii) Yield to Maturity:       [________]

                                        [________]

                                       A-5

          (iii) Initial Accrual
               Period:

          (iv) Issue Price:             [________]

19.  Index/Formula Linked Interest      [Applicable/Not Applicable]
     Note Provisions:

                                        (If not applicable, delete the remaining
                                        sub-paragraphs of this paragraph)

          (i) Index/Formula:            [give or annex details]

          (ii) Agent, if any,           [________]
          responsible for calculating
          the principal and/or
          interest due:

          (iii) Provisions for          [________]
          determining Coupon where
          calculation by reference to
          Index and/or Formula is
          impossible or
          impracticable:

20.  Dual Currency Note Provisions:     [Applicable/Not Applicable]

                                        (If not applicable, delete the remaining
                                        sub-paragraphs of this paragraph)

          (i) Face Amount:              [________]

          (ii) Face Amount Currency:    [________]

          (iii) Optional Payment        [________]
          Currency:

          (iv) Designated Exchange      [________]
          Rate:

          (v) Option Election Dates:    [________]

          (vi) Option Value             [________]
          Calculation Agent:

          (vii)Agent, if any,           [________]
          responsible for calculating
          the principal and/or
          interest payable:

PROVISIONS RELATING TO REDEMPTION

21. Redeemable at option of Issuer:     [Applicable/Not Applicable]

                                        (If not applicable, delete the remaining
                                        sub-paragraphs of this paragraph)

                                       A-6

          (i) Initial Redemption        [_______]
          Date:

          (ii) Initial Redemption       [_______]
          Percentage:

          (iii) Annual Redemption       [_______]
          Percentage Reduction:

22.  Repayable at Option of Holders:    [Applicable/Not Applicable]

     Holders' Optional Repayment        [_______]
     Date(s):

GENERAL PROVISIONS APPLICABLE TO THE
NOTES

23.  Form of Notes:

     (i) Bearer Notes:                  [Temporary Registered Global Note
                                        exchangeable for a Permanent Registered
                                        Global Note which is exchangeable for
                                        Definitive Notes only upon the
                                        occurrence of a Definitive Exchange
                                        Event]

                                        [Temporary Bearer Global Note
                                        exchangeable for a Permanent Bearer
                                        Global Note which is exchangeable for
                                        Definitive Bearer Notes [on 60 days'
                                        notice]]

     (ii) Registered Notes:             [_______]

          --Registrar:                  [_______]

          --Transfer Agent:             [_______]

          --Record Dates:               [_______]

24.  Partly Paid Notes: amount of       [Not Applicable/give details]
     each payment comprising the
     Issue Price and date on which
     each payment is to be made and
     consequences (if any) of failure
     to pay, including the right of
     the Issuer to forfeit the Notes
     and interest due on late
     payment:

25.  Installment Notes:

     (i) Installment amount(s):         [Not Applicable/give details]

     (ii) Installment date(s):          [Not Applicable/give details]

                                       A-7

26.  Other terms or specified           [Not Applicable/give details]
     conditions:

27.  Talons for future Coupons or       [Yes/No. If yes, give details]
     Receipts to be attached to
     Definitive Bearer Notes (and
     dates on which such Talons
     mature):

28.  Details of any additional or       [Not Applicable/give details)]
     different Paying Agents,
     Registrars, London Issuing
     Agents, Transfer Agents:

DISTRIBUTION

29.  (i) If syndicated, names of        [Not Applicable/give names]
     Distribution Agents:

     (ii) Stabilization Manager (if     [Not Applicable/give names]
     any):                              The Stabilization Manager or any other
                                        person acting for the Stabilization
                                        Manager may over-allot or effect
                                        transactions with a view to supporting
                                        the market price of the Notes at a level
                                        higher than that which might otherwise
                                        prevail for a limited period. There may
                                        be no obligation on the Stabilization
                                        Manager or any agent of the
                                        Stabilization Manager to engage in such
                                        stabilization. Such transactions, if
                                        commenced, may be discontinued at any
                                        time and must be terminated after a
                                        limited period. Such transactions, if
                                        any, must comply with all applicable
                                        laws, regulations and rules.

30.  If non-syndicated, name of         [Not Applicable/give names]
     Distribution Agent:

31.  Additional selling restrictions:   [Not Applicable/give names]

OPERATIONAL INFORMATION

32.  CUSIP Code:                        [_______]

33.  ISIN Code:                         [_______]

34.  Common Code:                       [_______]

35.  Clearing System(s):                [DTC only]
                                        [Euroclear and Clearstream,
                                        Luxembourg only]
                                        [DTC, Euroclear and Clearstream,
                                        Luxembourg through DTC]
                                        [DTC, Euroclear and Clearstream,

                                       A-8

                                        Luxembourg] [Other (specify)]

36.  Delivery:                          Delivery [against/free of] payment

37.  Redenomination applicable:         Redenomination [not] applicable
                                        (If Redenomination is applicable, any
                                        provisions necessary to deal with
                                        floating rate interest calculation
                                        (including alternative reference rates))

38.  "Business Day" definition (if      [_______]
     other than as defined in the
     Offering Circular):

39.  Governing Law:                     New York

[LISTING APPLICATION

This Pricing Supplement comprises the details required to list the issue of
Notes described herein pursuant to the U.S.$20,000,000,000 Global Bank Note
Program of SunTrust Bank]

RESPONSIBILITY

The Issuer accepts responsibility for the information contained in this Pricing
Supplement. Signed on behalf of the Issuer:

By:
    ------------------------------------
               Duly Authorized

                                       A-9

                                                                       EXHIBIT B

                                                                          [Date]

           [FORM OF OPINION OF COUNSEL TO THE BANK AND SUNTRUST BANKS]

DISTRIBUTION AGENTS, as set forth in Schedule I hereto
Deutsche Bank Trust Company Americas
Trust & Securities Services
60 Wall Street-27th Floor
New York, NY 10005

Ladies and Gentlemen:

     I am the General Counsel of SunTrust Banks, Inc. ("SunTrust Banks") and
SunTrust Bank (the "Bank") and, together with other attorneys under my supervision have acted as counsel to the Bank and SunTrust Banks, in connection with the execution today (i) by you and the Bank of the Amended and Restated
Distribution Agreement (the "Distribution Agreement"), (ii) by SunTrust Banks of
the Representations Certificate pursuant to Section 6(c) of the Distribution
Agreement (the "Representations Certificate"), and (iii) by the Bank and
Deutsche Bank Trust Company Americas, Deutsche Bank AG London, Deutsche Bank
Luxembourg S.A. (together, the "Paying Agents") and Kredietbank S.A.
Luxembourgeoise of the Amended and Restated Global Agency Agreement (the "Global
Agency Agreement"), the Amended and Restated Interest Calculation Agreement
between the Bank and Deutsche Bank Trust Company Americas dated as of March 31,
2004 (the "Interest Calculation Agreement"), the Amended and Restated Exchange
Rate Agent Agreement between the Bank and Deutsche Bank Trust Company Americas dated March 31, 2004 (the "Exchange Rate Agent Agreement) and (iv) by the Bank,
Deutsche Bank Trust Company Americas and The Depository Trust Company of the
Short-Term and Medium-Term Letters of Representations (the "Letters of
Representations"), all of which are dated March 31, 2004, relating to the issuance and sale by the Bank of its (i) senior bank notes (the "Senior Notes")
and (ii) subordinated bank notes (the "Subordinated Notes" and together with the
Senior Notes, the "Bank Notes"). The Bank Notes have maturities of 7 days to 30 years or more from date of issue. This opinion letter is furnished pursuant to
Section 6(a)(i) of the Distribution Agreement. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Distribution Agreement.

     In arriving at the opinions expressed below, I have examined and relied on the following documents:

     (a)  an executed copy of the Distribution Agreement, the Representations
          Certificate, the Global Agency Agreement, the Exchange Rate Agent
          Agreement and the Interest Calculation Agreement;

     (b)  the Offering Circular;

                                       B-1

     (c)  specimens of the Bank Notes; and

     (d)  the documents delivered to you by the Bank and SunTrust Banks at the closing pursuant to the Distribution Agreement.

In addition, I have examined and relied on the originals or copies certified or otherwise identified to my satisfaction of all such corporate records of the
Bank and SunTrust Banks and such other instruments and other certificates of public officials, officers and representatives of the Bank and SunTrust Banks and such other persons, and I have made such investigations of law, as I have deemed appropriate as a basis for the opinions expressed below. In rendering the opinions expressed below, I have assumed and have not verified that the signatures on all documents that I have examined are genuine, that all copies of documents that I have examined conform to the originals thereof, and that the
Bank Notes conform to the specimen thereof that I have examined.

     Based on the foregoing, it is my opinion that:

          1. The Bank is a banking corporation validly existing and in good standing under the laws of the State of Georgia. SunTrust Banks is a corporation validly existing and in good standing under the laws of the
     State of Georgia and is licensed, registered or qualified to conduct the business in which it is engaged in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such license, registration or qualification, except to the extent that the failure to be so licensed, registered or qualified or to be in good standing would not have a material adverse effect on the Bank and its subsidiaries taken as a whole. The Bank is a wholly-owned subsidiary of
     SunTrust Banks, which has securities registered under the Securities
     Exchange Act of 1934, as amended.

          2. The Distribution Agreement, the Global Agency Agreement, the
     Interest Calculation Agreement, the Exchange Rate Agent Agreement and the
     Letters of Representations have been duly authorized, executed and delivered by the Bank and, assuming due authorization, execution and delivery by all parties thereto other than the Bank, are legal, valid, binding and enforceable agreements of the Bank, subject to applicable bankruptcy, liquidation, insolvency, fraudulent transfer, reorganization, moratorium, conservatorship, receivership, and similar laws of general applicability relating to, or affecting, creditors' rights and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          3. The Representations Certificate has been duly authorized, executed and delivered by a duly authorized officer of SunTrust Banks and, assuming due authorization, execution and delivery of the Distribution Agreement, the Global Agency Agreement, the Interest Calculation Agreement and the
     Exchange Rate Agent Agreement by all parties thereto other than the Bank, is a legal, valid, binding and enforceable agreement of SunTrust Banks, subject to applicable bankruptcy, liquidation, insolvency, fraudulent transfer, reorganization, moratorium, conservatorship, receivership and similar laws of general

                                       B-2

     applicability relating to, or affecting, creditors' rights and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          4. The Bank Notes have been duly authorized for issuance and sale pursuant to the Distribution Agreement and, when issued and authenticated against payment of the consideration therefor, the Bank Notes will be legal, valid, binding and enforceable obligations of the Bank, subject to applicable bankruptcy, liquidation, insolvency, fraudulent transfer, reorganization, moratorium, conservatorship, receivership, and similar laws of general applicability relating to, or affecting creditors rights and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          5. The execution, issuance and delivery by the Bank of the Bank Notes, the execution, delivery and performance by the Bank of the Distribution
     Agreement, the Global Agency Agreement, the Interest Calculation Agreement,
     the Exchange Rate Agency Agreement, the Letters of Representations and any
     agreement by an agent party to the Distribution Agreement to purchase the
     Bank Notes as principal, and the execution, delivery and performance by
     SunTrust Banks of the Representations Certificate, do not violate any law, rule, regulation, order, judgment or decree applicable to SunTrust Banks and its subsidiaries or the Bank and its subsidiaries (including without limitation, Sections 7-1-291 and 7-1-419 of the Official Code of Georgia),
     if any, or violate any provision of each of the Bank's or SunTrust Banks'
     Charter, Bylaws, or Articles of Incorporation, as the case may be, or conflict with or result in a material breach of or constitute a material default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of SunTrust Banks and its subsidiaries or the Bank and its subsidiaries, if any, pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument known to me to which SunTrust Banks or any of its subsidiaries or the Bank and its subsidiaries if any, or the property of any of them, is bound or subject.

          6. The Bank Notes are exempt from registration under Section 3(a)(2)
     of the Securities Act of 1933, as amended (the "1933 Act"), and neither registration of the Bank Notes under the 1933 Act, nor qualification of an indenture under the Trust Indenture Act of 1939, as amended, is required in connection with the offer, sale, issuance or delivery of the Bank Notes pursuant to the Distribution Agreement or any applicable agreement by an agent party to the Distribution Agreement to purchase the Bank Notes as principal.

          7. The Bank is not required to register under the provisions of the
     Investment Company Act of 1940, as amended (the "Investment Company Act").

          8. No consent, approval or authorization of or filing with any Federal or Georgia governmental body or agency is required for the performance by the Bank of its obligations under the Distribution Agreement, the Global
     Agency

                                       B-3

     Agreement, the Interest Calculation Agreement, the Exchange Rate Agent
     Agreement, and any applicable agreement by an agent party to the
     Distribution Agreement to purchase the Bank Notes as principal or the Bank
     Notes, except (A) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the
     Bank Notes and (B) with respect to Subordinated Notes, such approvals of the Georgia Department of Banking and Finance as are required by Section
     7-1-419 of the Official Code of Georgia, which approvals have been obtained.

          9. The Bank Notes conform in all material respects to the description thereof contained in the Offering Circular under the caption "Description of Notes."

          10. The Senior Notes are unsecured and unsubordinated debt obligations of the Bank, and rank pari passu among themselves and with all other unsecured and unsubordinated debt obligations of the Bank except, (A)
     pursuant to Section 11(d)(11) of the Federal Deposit Insurance Act, the
     Bank's unsecured deposit obligations and (B) pursuant to Section 7-1-202 of the Official Code of Georgia, the Bank's deposit obligations. The
     Subordinated Notes are unsecured and subordinated debt obligations of the
     Bank, rank pari passu among themselves, and are subordinate and junior in right of payment to the Bank's obligations to its depositors and general creditors, other than obligations which, by their express terms, rank on a parity with or junior to the Subordinated Notes.

          11. Except as may be set forth in the Offering Circular, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to my knowledge, threatened against or affecting, SunTrust Banks or any of its subsidiaries or the Bank and its subsidiaries, if any, which if determined adversely to SunTrust
     Banks or any of its subsidiaries or the Bank and its subsidiaries, as the case may be, could reasonably be expected to result in any material adverse change in the financial condition, or in the earnings or business affairs, of SunTrust Banks and its subsidiaries, taken as a whole, or the Bank and its subsidiaries, taken as a whole, or could reasonably be expected to materially and adversely affect the consummation of the Distribution
     Agreement, the Global Agency Agreement, the Interest Calculation Agreement,
     the Exchange Rate Agent Agreement or the Bank Notes or any transaction contemplated thereby.

     Because the primary purpose of my role in the transaction was not to establish or confirm factual matters or financial, accounting or statistical matters and because of the wholly or partially non-legal character of many of the statements contained in the Offering Circular, I am not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Circular and I make no representation that
I have independently verified the accuracy, completeness or fairness of such statements. Without limiting the foregoing, I assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of the financial statements and schedules and other financial and statistical data

                                       B-4

included in the Offering Circular, and I have not examined the accounting, financial or statistical records from which such financial statements, schedules and data are derived. I note that, while certain portions of the Offering
Circular (including financial statements and schedules) have been included therein on the authority of "experts" within the meaning of the 1933 Act, as amended, I am not such an expert with respect to any portion of the Offering
Circular, including without limitation such financial statements or schedules or the other financial or statistical data included therein.

     I advise you that no information has come to my attention that causes me to believe that the Offering Circular (other than the financial statements and schedules and other financial and statistical data included therein, as to which
I express no view) as of the date thereof or hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     I express no opinion other than as to the federal law of the United States of America and the laws of the State of Georgia.

     I am furnishing this opinion letter to you solely for your benefit. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose, except that Sidley Austin Brown & Wood LLP may rely upon this opinion letter to the same extent as if it were addressed to it for purposes of rendering its opinion to you on the date hereof.

                                           Very truly yours,

                                       B-5

                                                                       EXHIBIT C

                                   [THE BANK]

                              OFFICERS' CERTIFICATE

     We, [Officers' Names], [Officers' Titles], respectively, of SunTrust Bank, a banking association duly organized and validly existing in good standing under the laws of the State of Georgia (the "Bank"), pursuant to Section 6(b)(i) of the Amended and Restated Distribution Agreement, dated March 31, 2004 (the
"Distribution Agreement"), among each of the Bank and Citigroup Global Markets
Inc., Citigroup Global Markets Limited, Goldman, Sachs & Co., Goldman Sachs
International, J.P. Morgan Securities Inc., J.P. Morgan Securities Ltd., Lehman
Brothers Inc., Lehman Brothers International (Europe), Morgan Stanley & Co.
Incorporated, Morgan Stanley & Co. International Limited, SunTrust Capital
Markets, Inc., UBS Warburg LLC and UBS Limited hereby certify that:

     (i) Since [___], there has been no material adverse change, or any development which could be expected to result in a material adverse change, in the condition, financial or otherwise, of the Bank and its subsidiaries considered as one enterprise, or in the business affairs, earnings or business prospects of the Bank and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, other than as set forth or contemplated in the Offering Circular, dated March 31, 2004 (including the material incorporated by reference therein), as amended or supplemented to the date hereof, relating to the Bank Notes;

     (ii) The other representations and warranties of the Bank contained in
Section 2 of the Distribution Agreement are true and correct with the same force and effect as though expressly made at and as of the date hereof; and

     (iii) The Bank has performed or complied with the Distribution Agreement and with all agreements and documentation executed in connection therewith and satisfied in all material respects all conditions on its part to be performed or satisfied at or prior to the date hereof.

     IN WITNESS WHEREOF, we have hereunto signed our names and affixed the seal of the Bank this ____ day of _______.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                       C-1

                                                                       EXHIBIT D

                             [SunTrust Banks, Inc.]

                              Officers' Certificate

     We, [Officers' Names], [Officers' Titles], respectively, of SunTrust Banks,
Inc., a corporation organized under the laws of the State of Georgia ("SunTrust
Banks"), pursuant to Section 6(b)(ii) of the Amended and Restated Distribution
Agreement, dated March 31, 2004, (the "Distribution Agreement"), among each of
SunTrust Bank (the "Bank") and Citigroup Global Markets Inc., Citigroup Global
Markets Limited, Goldman, Sachs & Co., Goldman Sachs International, J.P. Morgan
Securities Inc., J.P. Morgan Securities Ltd., Lehman Brothers Inc., Lehman
Brothers International (Europe), Morgan Stanley & Co. Incorporated, Morgan
Stanley & Co. International Limited, SunTrust Capital Markets, Inc., UBS Warburg
LLC and UBS Limited (collectively, the "Distribution Agents") hereby certify that:

     1. Since [____], there has been no material adverse change, or any development which could be expected to result in a material adverse change, in the condition, financial or otherwise, of the Bank and its subsidiaries or
SunTrust Banks and its subsidiaries, as the case may be, considered as one enterprise, or in the business affairs, earnings or business prospects of the
Bank and its subsidiaries, as the case may be, considered as one enterprise, whether or not arising in the ordinary course of business, other than as set forth or contemplated in the Offering Circular, dated March 31, 2004, as amended or supplemented to the date hereof, relating to the Bank Notes;

     2. The representations and warranties of SunTrust Banks contained in the
Representation Certificate dated March 31, 2004, furnished by SunTrust Banks to the Distribution Agents pursuant to Section 6(c) of the Distribution Agreement are true and correct with the same force and effect as though expressly made at and as of the date hereof; and

     3. SunTrust Banks has performed or complied in all material respects with the Distribution Agreement and with all agreements and documentation executed in connection therewith and satisfied in all material respects all conditions on its part to be performed or satisfied at or prior to the date hereof.

                                       D-1

     IN WITNESS WHEREOF, we have hereunto signed our names and affixed the seal of SunTrust Banks the ____ day of ______.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                       D-2

                                                                       EXHIBIT E

               REPRESENTATIONS CERTIFICATE OF SUNTRUST BANKS, INC.

     To induce Citigroup Global Markets Inc., Citigroup Global Markets Limited,
Goldman, Sachs & Co., Goldman Sachs International, J.P. Morgan Securities Inc.,
J.P. Morgan Securities Ltd., Lehman Brothers Inc., Lehman Brothers International
(Europe), Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International
Limited, SunTrust Capital Markets, Inc., UBS Warburg LLC and UBS Limited (each referred to as a "Distribution Agent" and collectively referred to as the
"Distribution Agents") to enter into the Amended and Restated Distribution
Agreement of even date herewith (the "Distribution Agreement") among each of
SunTrust Bank (the "Bank"), and the Distribution Agents and to induce Deutsche
Bank Trust Company Americas, Deutsche Bank AG London, Deutsche Bank Luxembourg
S.A. and Kredietbank S.A. Luxembourgeoise to enter into the Amended and Restated
Global Agency Agreement (the "Global Agency Agreement") between the Bank and
Deutsche Bank Trust Company Americas, Deutsche Bank AG London, Deutsche Bank
Luxembourg S.A. and Kredietbank S.A. Luxembourgeoise with respect to the issue and sale by the Bank of its Bank Notes (the "Bank Notes"), the undersigned,
[Officers' Names], [Officers' Titles in accordance with Section 6(c) of the
Distribution Agreement] of SunTrust Banks, Inc. ("SunTrust Banks"), hereby represent and warrant on behalf of SunTrust Banks to each Distribution Agent and to [___] as of the date hereof, as of each time that there is filed with the
Securities and Exchange Commission (the "Commission") any document relating to
SunTrust Banks incorporated by reference in the Offering Circular, as of the date of each acceptance by the Bank of an offer for the purchase of Bank Notes
(whether by a Distribution Agent as principal or through such Distribution Agent as agent), as of each applicable Settlement Date and as of each applicable
Representation Date, as follows:

          (i) Authorization to Incorporate by Reference. SunTrust Banks has
     authorized the Bank to incorporate by reference in the Offering Circular its annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and each other document filed by the Corporation pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities and
     Exchange Act of 1934, as amended (the "1934 Act") filed by SunTrust Banks with the Commission pursuant to the 1934 Act and the rules and regulations thereunder (and any and all amendments thereto) (except that information in such documents deemed not to have been filed in accordance with the rules of the Securities and Exchange Commission shall not be incorporated by reference) (the "Incorporated Documents").

          (ii) Incorporated Documents. The Incorporated Documents, at the time they were or hereafter are filed with the applicable federal regulatory authorities, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the 1934 Act and the rules and regulations promulgated thereunder or the rules and regulations otherwise applicable thereto, as the case may be, and, when read together with the other information in the Offering Circular, did not and will not contain an untrue

                                       E-1

     statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

          (iii) Due Organization, Valid Existence and Good Standing. SunTrust
     Banks is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, and is licensed, registered or qualified to conduct the business in which it is engaged in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such license, registration or qualification, except to the extent that the failure to be so licensed, registered or qualified or to be in good standing would not have a material adverse effect on SunTrust Banks and its subsidiaries taken as a whole.

          (iv) No Material Adverse Change. Since the respective dates as of which information is given in the Offering Circular, there has not been any material adverse change, or any development which could be expected to result in a material adverse change, in the condition, financial or otherwise, or in the business affairs, earnings or business prospects of the Bank and its subsidiaries, considered as one enterprise, or SunTrust
     Banks and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, other than as set forth or contemplated in the Offering Circular.

     In addition, to induce the Distribution Agents to enter into the
Distribution Agreement, SunTrust Banks agrees to indemnify and hold harmless each Distribution Agent and each person, if any, who controls each Distribution
Agent within the meaning of Section 15 of the Securities Act of 1933, as amended
(the "1933 Act") or Section 20 of the 1934 Act (each, a "Controlling Person") to the same extent and upon the same terms that the Bank agrees to indemnify and hold harmless each Distribution Agent and each such Controlling Person in
Section 9(a) of the Distribution Agreement and to contribute to the payment of any losses, liabilities, claims, damages or expenses incurred by each
Distribution Agent or each such Controlling Person to the same extent and upon the same terms that the Bank agrees to contribute in Section 10 of the
Distribution Agreement but, in each case only to the extent that the Bank has not satisfied its obligations so to indemnify and to contribute pursuant to
Section 9(a) and 10 of the Distribution Agreement.

     All representations and warranties contained in this certificate shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Distribution Agents or any Controlling Person of the
Distribution Agents, or by or on behalf of SunTrust Banks and shall survive each delivery of and payment for any of the Bank Notes.

     All terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Distribution Agreement.

                                       E-2

     IN WITNESS WHEREOF, I have hereunto signed my name on behalf of SunTrust
Banks this __th day of [_].

                                        SUNTRUST BANKS, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                       E-3

                                                                       EXHIBIT F

                              SELLING RESTRICTIONS

Each Distribution Agent and the Bank will, in connection with the offering of the Bank Notes on behalf of the Bank, comply with the restrictions on the offering of Bank Notes and distribution of documents relating thereto set forth below and/or such other restrictions agreed to by the Bank and such Distribution
Agent. Capitalized terms used below but not defined herein have the meanings ascribed to them in the Offering Circular.

SALES RESTRICTIONS

GENERAL

     No action has been taken by the Bank or any of the Distribution Agents that would permit a public offering of its (i) senior unsecured debt obligations not insured by the Federal Deposit Insurance Corporation (the "FDIC") (the "Senior
Notes") and (ii) subordinated unsecured debt obligations not insured by the FDIC
(the "Subordinated Notes") and together with the Senior Notes, the "Bank Notes")
or possession or distribution of the Offering Circular, including any supplements thereto, or any other offering material in any jurisdiction outside the United States where action for that purpose is required other than as described below. Accordingly, each Distribution Agent has represented, warranted and agreed, and each other distribution agent will be required to represent, warrant and agree, that it will comply with all applicable laws and regulations in force in any such jurisdiction in which it purchases, offers or sells Bank
Notes or possesses or distributes the Offering Circular, including any supplements thereto, or any other offering material and will obtain any consent, approval or permission required by it for the purchase, offer or sale by it of
Bank Notes under the laws and regulations in force in any such jurisdiction to which it is subject or in which it makes such purchases, offers or sales and neither the Bank nor any other Distribution Agent shall have responsibility therefor.

     With regard to each Bank Note, the relevant purchaser will be required to comply with such restrictions as the Bank and the relevant purchaser shall agree and as shall be set out in the applicable Pricing Supplement. The following selling restrictions may be modified by the Bank and the relevant Distribution
Agents following a change in the relevant law, regulation or directive. Any such modification will be set out in the applicable Pricing Supplement.

UNITED STATES LAW

     The Bank Notes have not been, and are not required to be, registered with the Commission under the Securities Act. The Bank Notes are exempt from registration with the Commission pursuant to an exemption contained in Section
3(a)(2) of the Securities Act.

                                       F-1

     Bearer Notes are subject to United States tax law requirements and may not be offered, sold, resold or delivered, directly or indirectly, within the United
States or its possessions or to a U.S. person, except in certain transactions permitted by United States tax regulations. Any underwriters, Distribution
Agents and dealers participating in the offering of Bearer Notes, directly or indirectly, will be required to agree that they will not, in connection with the original issuance of any Bearer Notes or during the restricted period offer, sell, resell or deliver, directly or indirectly, any Bearer Notes in the United
States or its possessions or to United States persons (other than as permitted by the applicable United States tax regulations). In addition, any such underwriters, agents and dealers will be required to have procedures reasonably designed to ensure that their employees or agents who are directly engaged in selling Bearer Notes are aware of the above restrictions on the offering, sale, resale or delivery of Bearer Notes. Terms used in this paragraph have the meaning given to them by the Code.

UNITED KINGDOM

     Each Distribution Agent has represented and agreed, and each further distribution agent appointed under the Program will be required to represent and agree, that:

          (i) in relation to Bank Notes which have a maturity of one year or more, it has not offered or sold and, prior to the expiry of the period of six months from the issue date of such Bank Notes, will not offer or sell any such Bank Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, as amended;

          (ii) in relation to any Bank Notes which have a maturity of less than one year, (a) it is a person whose ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business and (b) it has not offered or sold and will not offer or sell any Bank Notes other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or who it is reasonable to expect will acquire, hold, manage or dispose of investments (as principal or agent) for the purposes of their businesses where the issue of the Bank Notes would otherwise constitute a contravention of Section 19 of the FSMA by the Bank;

          (iii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the
     FSMA) received by it in connection with the issue or sale of any Bank Notes in circumstances in which Section 21(1) of the FSMA does not apply to the
     Bank; and

                                       F-2

          (iv) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Bank Notes in, from or otherwise involving the United Kingdom.

JAPAN

     Unless otherwise specified in the applicable Pricing Supplement, the Bank
Notes have not been, and will not be, registered under the Securities and
Exchange Law of Japan (Law No. 25 of 1948, as amended (the "Securities and
Exchange Law")). Accordingly, each Distribution Agent has represented and agreed, and each further Distribution Agent appointed under the Program will be required to represent and agree, that it will not offer or sell any Bank Notes, directly or indirectly, in Japan or to or for the benefit of residents of Japan
(which term as used herein means any person resident in Japan including any corporation or other entity organized under the laws of Japan) or to others for re-offering or resale, directly or indirectly, in Japan or to or for the benefit of any resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange
Law and any other applicable laws, regulations and ministerial guidelines of
Japan.

THE NETHERLANDS

     Each Distribution Agent has represented and agreed, and each further
Distribution Agent appointed under the Program will be required to represent and agree, that it has not, directly or indirectly, offered or sold and will not, directly or indirectly, offer or sell in The Netherlands any Bank Notes other than to persons who trade or invest in securities in the conduct of a profession or business (which include banks, stockbrokers, insurance companies, pension funds, other institutional investors and finance companies and treasury departments of large enterprises) unless one of the other exemptions from or exceptions to the prohibition contained in Article 3 of the Dutch Securities
Transactions Supervision Act 1995 (wet toezicht effectenwerkeer 1995) is applicable and the conditions attached to such exemption or exception were complied with.

GERMANY

     Each Distribution Agent has represented and agreed, and each further
Distribution Agent appointed under the Program will be required to represent and agree, that it will offer and sell any Bank Notes (i) unless otherwise provided in the applicable Pricing Supplement in the case of an issue made on a syndicated basis, only for an aggregate purchase price per purchaser of at least euro 40,000 (or the foreign currency equivalent) or such other amount as may be stipulated from time to time by applicable German law or (ii) as may otherwise be permitted in accordance with applicable German law.

SWITZERLAND

     Each Distribution Agent has represented and agreed, and each further
Distribution Agent appointed under the Program will be required to represent and agree, that the issue of any Bank Notes denominated in Swiss Francs or carrying a Swiss Franc-related

                                       F-3

element will be effected in compliance with the relevant regulations of the
Swiss National Bank regarding issues of Swiss Franc denominated debt securities.

     In addition, in connection with issuances of Bearer Notes:

     (1)  except to the extent permitted under United States Treasury
          Regulations Section 1.163-5(c)(2)(i)(D) (the "D Rules"), (a) each
          Distribution Agent agrees that it has not offered or sold, and during the restricted period under Regulation S under the 1933 Act or other applicable restricted period (the "Restricted Period") will not offer or sell, Bearer Notes to a person who is within the United States or its possessions or to a United States person, and (b) it has not delivered and will not deliver within the United States or its possessions definitive Bearer Notes that are sold during the restricted period;

     (2)  each Distribution Agent represents and agrees that it has and throughout the Restricted Period will have in effect procedures reasonably designed to ensure that its employees or Distribution
          Agents who are directly engaged in selling Bearer Notes are aware that
          Bearer Notes may not be offered or sold during the Restricted Period to a person who is within the United States or its possessions or to a
          United States person, except as permitted by the D Rules;

     (3)  if it is a United States person, each such Distribution Agent represents that it is acquiring the Bearer Notes for purposes of resale in connection with their original issuance and if it retains
          Bearer Notes for its own account, it will only do so in accordance with the requirements of Section 1.163-5(c)(2)(i)(D)(6) of the D
          Rules; and

     (4)  With respect to each affiliate that acquires from it Bearer Notes for the purpose of offering or selling Bearer Notes during the Restricted
          Period, each such Distribution Agent either (a) repeats and confirms the representations and agreements contained in clauses (1), (2) and
          (3) above on its behalf, or (b) agrees that it will obtain from such affiliate for the Bank's benefit the representations and agreements contained in clauses (1), (2) and (3) above.

Terms used in the foregoing paragraph have the meanings given to them by the
Code and regulations thereunder, including the D Rules.

                                       F-4

                                                                       EXHIBIT G

                       FORM OF SYNDICATED TERMS AGREEMENT

                                                                          [Date]

To: The Agents Listed on Annex 1 Hereto

Re: SunTrust Bank (the "Issuer")
    US$20,000,000,000 Global Bank Note Program

Ladies and Gentlemen:

     The Issuer proposes to issue and sell the _____% Global Bank Notes due
_________________ (the "Notes") to the agents listed on Annex 1 hereto
(collectively, the "Agents"). The Agents agree to purchase on a syndicated basis the Notes as described in the pricing supplement attached as Annex 2 hereto (the
"Pricing Supplement"), on the terms set out in such Pricing Supplement and on the terms set out below. The sale of the Notes will be subject to the terms and conditions stated herein and in the Amended and Restated Distribution Agreement,
dated March 31, 2004 ( the "Distribution Agreement"), among the Issuer and the
Distribution Agents named therein. Unless otherwise defined herein, all terms used herein have the meanings given to them in the Distribution Agreement. Each of the provisions of the Distribution Agreement is incorporated herein by reference in its entirety, and shall be deemed to be part of this Agreement to the same extent as if such provisions had been set forth in full herein.

1.   Subject to the terms and conditions of the Distribution Agreement and this
     Agreement, the Issuer hereby agrees to issue the Notes, and the Agents severally agree to purchase the Notes (in the proportions set out next to each Agent's name in Annex I hereto) at the purchase price of _______ per
     Note (being equal to the issue price of __% of the principal amount less a combined underwriting commission of __% of the principal amount);

2.   The purchase price specified above will be paid by the lead Distribution
     Agent on behalf of the Agents by wire transfer in immediately available funds to the Issuer at ______ (____ time) on _______, ___, or such other time and/or date as the Issuer and the lead Distribution Agent on behalf of the Agents may agree (the "Settlement Time") against delivery of the Notes to or upon your order in the manner contemplated in the Distribution
     Agreement, the Amended and Restated Global Agency Agreement or otherwise.

3.   The Agents' obligations hereunder are conditional on the receipt of: (i)
     opinions of counsel described in Section 8(c) of the Distribution
     Agreement, dated as of the Settlement Time, (ii) a "comfort letter"
     described in Section 8(d) of the Distribution Agreement, dated as of the
     Settlement Time, (iii) the officer's certificates described in Section 8(b)
     of the Distribution Agreement, dated as of the Settlement Time; and (iv)
     such other opinions, certificates and documents as

                                       G-1

     may be agreed by the Issuer and the Agents on or prior to the date of this
     Agreement.

4.   If one or more of the Agents shall fail at the Settlement Time to purchase the Bank Notes which it or they are obligated to purchase under this
     Agreement (the "Defaulted Bank Notes"), the lead Distribution Agent shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Agents, or any other agents, to purchase all, but not less than all, of the Defaulted Bank Notes in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the lead
     Distribution Agent shall not have completed such arrangements within such
     36-hour period, then:

          (a) if the principal amount of Defaulted Bank Notes does not exceed
     10% of the principal amount of Notes to be purchased on such date, each of the non-defaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Agents, or

          (b) if the principal amount of Defaulted Bank Notes exceeds 10% of the principal amount of Notes to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Agent.

     No action taken pursuant to this section shall relieve any defaulting Agent from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement either the Lead Agent or the Issuer shall have the right to postpone the Settlement Time for a period not exceeding seven days in order to effect any required changes in any documents or arrangements. As used herein, the term "Agent" includes any person substituted for an Agent under this Section
4.

                                        Very truly yours,

                                        SUNTRUST BANK

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Distribution Agents

[MANAGERS]

                                       G-2

                                     ANNEX 1

                               Schedule of Agents

Agent                                                  Principal Amount of Notes
-----                                                  -------------------------

[Managers]

                                     ANNEX 1

                                     ANNEX 2

                           FORM OF PRICING SUPPLEMENT

The Pricing Supplement applicable to each Tranche of Notes will be in the following form and will contain such information as is applicable in respect of such Notes:

PRICING SUPPLEMENT DATED [_________]
(to Offering Circular dated March 31, 2004)

                                  SUNTRUST BANK
         (A BANK ORGANIZED PURSUANT TO THE LAWS OF THE STATE OF GEORGIA)

                                GLOBAL BANK NOTES

        Issue of [Aggregate Principal Amount of Tranche][Title of Notes]

             UNDER THE U.S.$20,000,000,000 GLOBAL BANK NOTE PROGRAM

This document constitutes the Pricing Supplement relating to the issue of Notes described herein. Terms used herein shall be deemed to be defined as such for the purposes of the conditions set forth in the Offering Circular dated March
31, 2004. This Pricing Supplement is supplemental to and must be read in conjunction with such Offering Circular.

[Include whichever of the following apply or specify as "Not Applicable" (N/A).
Note that the numbering should remain as set out below, even if "Not Applicable"
is indicated for individual paragraphs or sub-paragraphs.]

1.   Issuer:                            SunTrust Bank

2.   [(i)] Series Number:               [________]

     [(ii)] Tranche Number:             [________]

                                        (If fungible with an existing Series,
                                        details of that Series, including the
                                        date on which the Notes become fungible
                                        and the aggregate principal amount of
                                        the Series)

3.   Specified Currency or Currencies   [________]
     (in the case of Dual Currency
     Notes):

                                  ANNEX 2 - 1

4.   Aggregate Principal Amount:        [________]

     [(i)] Series:                      [________]

     [(ii)] Tranche:                    [________]

5.   [(i)] Original Issue Date [and     [________]
          Interest Commencement
          Date]:

     [(ii)] Interest Commencement       [________]
          Date (if different from the
          Original Issue Date):

6.   Stated Maturity Date:              [Specify date or (for floating rate
                                        notes) Interest Payment Date falling in
                                        or nearest to the relevant month and
                                        year]

7.   Status of the Notes:               [Senior]
                                        [Subordinated]

8.   Interest Basis:                    [[_______]per cent. Fixed Rate]
                                        [[_______]Month [LIBOR/EURIBOR/Other]+/-
                                        [[_______]per cent. Floating Rate]
                                        [Zero Coupon]
                                        [Indexed]
                                        [Dual Currency]
                                        [Other (specify)]
                                        (further particulars specified below)

9.   Redemption/Payment Basis:          [Redemption at par]
                                        [Indexed]
                                        [Dual Currency]
                                        [Partly Paid]
                                        [Installment]
                                        [Other (specify)]

10.  Change of Interest or              [Specify details of any provision for
     Redemption/Payment Basis:          change in interest/payment basis]

11.  Redeemable at Option of            [Redemption at the option of the Issuer]
     Issuer/Holder:

                                        [Redemption at the option of the Holder]
                                        (further particulars specified below)

12.  [(i)] Issue Price:                 [_______] per cent. of the aggregate
                                        principal amount of the Notes [plus
                                        accrued interest from [insert date]]

                                   ANNEX 2 - 2

     [(ii)] Net proceeds:               (in the case of fungible issues only, if
                                        applicable)

13.  Authorized Denominations:          [________]

14.  Listing:                           [Luxembourg/other (specify)/None]

15.  Method of distribution:            [Syndicated/Non-syndicated]

PROVISIONS RELATING TO INTEREST (IF ANY) PAYABLE

16.  Fixed Rate Note Provisions:        [Applicable/Not Applicable]

                                        (If not applicable, delete the remaining
                                        sub-paragraphs of this paragraph)

     (i) Interest Rate(s):              [________] per cent. per annum [payable
                                        [annually/semiannually/
                                        quarterly/monthly] [other] in arrears]
                                        [payable at maturity]

     (ii) Interest Payment Date(s):     [________] in each year, up to [but
                                        excluding]the Stated Maturity
                                        Date]/[specify other] (NB: This will
                                        need to be amended in the case of long
                                        or short Coupons)

     (iii) Interest amount(s):          [________] per [__] in principal amount

     (iv) Day Count Convention:         [30/360]
                                        [Actual/360]
                                        [Actual/Actual (ISMA)]
                                        [Other (specify convention and
                                        applicable period)]

     (v) Interest Determination         [________] in each year
     Date(s):

                                        [Insert interest payment dates except
                                        where there are long or short periods.
                                        In these cases, insert regular interest
                                        payment dates] (NB: only relevant where
                                        Day Count Convention is Actual/Actual
                                        (ISMA))

     (vi) Other terms relating to the   [None/(give details)]
     method of calculating interest
     for Fixed Rate Notes:

17.  Floating Rate Note Provisions:     [Applicable/Not Applicable]

                                        (If not applicable, delete the remaining
                                        sub-

                                  ANNEX 2 - 3

                                        paragraphs of this paragraph)

     (i) Interest Payment Dates:        [________]

     (ii) Business Day Convention:      [Floating Rate Convention/Following
                                        Business Day Convention/Modified
                                        Following Business Day
                                        Convention/Preceding Business Day
                                        Convention/other (give details)]

     (iii) Minimum Interest Rate:       [________] per cent. per annum

     (iv) Maximum Interest Rate:        [________] per cent. per annum

     (v) Day Count Convention:          30/360
                                        Actual/360
                                        Actual/Actual
                                        Other (specify convention and applicable
                                        period)

     (vi) Manner in which the           [Reference Rate Determination/ISDA
          Interest Rate(s) and          Rate/other (give details)]
          Interest Amount is/are to
          be determined:

     (vii)Party responsible for         [________]
          calculating the Interest
          Rate(s) (if not the
          Calculation Agent):

     (viii)Reference Rate
          Determination:

          --Initial Interest Rate:      [________]

          --Index Maturity:             [________]

          --Interest Rate Basis/Bases:  [LIBOR (specify applicable LIBOR screen)/ EURIBOR/CMT Rate/CD
                                        Rate/Commercial Paper Rate/Eleventh
                                        District Cost of Funds Rate/Federal
                                        Funds Rate/J.J. Kenny Rate/ Prime
                                        Rate/Treasury Rate/Other]

                                        (additional information is required if
                                        other-- including fallback provisions)

          --Interest Determination      [________]
            Date(s):

          --Relevant Screen Page:       [________]

                                        (In the case of CMT Rate, specify CMT

                                   ANNEX 2 - 4

                                        Moneyline Telerate Page and CMT Maturity
                                        Index)

                                        (In the case of LIBOR, specify whether
                                        LIBOR Moneyline Telerate or LIBOR
                                        Reuters)

                                        (In the case of EURIBOR, if not
                                        Moneyline Telerate 248 ensure it is a
                                        page which shows a composite rate or
                                        amend the fallback provisions
                                        appropriately)

          --Index Currency:             [________]

          --Spread:                     [+/-%]

          --Spread Multiplier:          [________]

          --Initial Interest Reset      [________]
            Date:

          --Interest Reset Period:      [________]

          --Interest Reset Dates:       [________]

          --Interest Calculation:       [Regular Floating Rate Note][Floating
                                        Rate/Fixed Rate Note (specify Fixed Rate
                                        Commencement Date and Fixed Interest
                                        Rate)] [Inverse Floating Rate Note
                                        (specify Fixed Interest Rate)]

     (ix) ISDA Rate:

          --Margin(s):                  [+/-] [_] per cent. per annum

          --Floating Rate Option:       [________]

          --Designated Maturity:        [________]

          --Reset Date:                 [________]

     18. Discount Note (including       [Applicable/Not Applicable]
         Zero Coupon Note)
         Provisions:
                                        (If not applicable, delete the remaining
                                        sub-paragraphs of this paragraph)

          (i) Total Amount of OID:      [________]

          (ii) Yield to Maturity:       [________]

                                        [________]

                                   ANNEX 2 - 5

          (iii) Initial Accrual
                Period:
                                        [________]
          (iv) Issue Price:

     19. Index/Formula Linked           [Applicable/Not Applicable]
         Interest Note Provisions:

                                        (If not applicable, delete the remaining
                                        sub-paragraphs of this paragraph)

          (i) Index/Formula:            [give or annex details]

          (ii) Agent, if any,           [________]
          responsible for calculating
          the principal and/or
          interest due:

          (iii) Provisions for          [________]
          determining Coupon where
          calculation by reference to
          Index and/or Formula is
          impossible or
          impracticable:

     20. Dual Currency Note             [Applicable/Not Applicable]
         Provisions:
                                        (If not applicable, delete the remaining
                                        sub-paragraphs of this paragraph)

          (i) Face Amount:              [________]

          (ii) Face Amount Currency:    [________]

          (iii) Optional Payment        [________]
                Currency:

          (iv) Designated Exchange      [________]
               Rate:

          (v) Option Election Dates:    [________]

          (vi) Option Value             [________]
               Calculation Agent:

          (vii) Agent, if any,          [________]
          responsible for calculating
          the principal and/or
          interest payable:

     PROVISIONS RELATING TO
     REDEMPTION

     21. Redeemable at option of        [Applicable/Not Applicable]
         Issuer:

                                        (If not applicable, delete the remaining
                                        sub-paragraphs of this paragraph)

                                   ANNEX 2 - 6

     (i) Initial Redemption Date:       [________]

     (ii) Initial Redemption            [________]
Percentage:

     (iii) Annual Redemption            [________]
Percentage Reduction:

22.  Repayable at Option of Holders:    [Applicable/Not Applicable]

   Holders' Optional Repayment          [________]
   Date(s):

GENERAL PROVISIONS APPLICABLE
TO THE NOTES

23.  Form of Notes:

          (i) Bearer Notes:             [Temporary Registered Global Note
                                        exchangeable for a Permanent Registered
                                        Global Note which is exchangeable for
                                        Definitive Notes only upon the
                                        occurrence of a Definitive Exchange
                                        Event]

                                        [Temporary Bearer Global Note
                                        exchangeable for a Permanent Bearer
                                        Global Note which is exchangeable for
                                        Definitive Bearer Notes [on 60 days'
                                        notice]]

          (ii) Registered Notes:        [________]

               --Registrar:             [________]

               --Transfer Agent:        [________]

               --Record Dates:          [________]

24.  Partly Paid Notes: amount of       [Not Applicable/give details]
     each payment comprising the
     Issue Price and date on which
     each payment is to be made and
     consequences (if any) of failure
     to pay, including the right of
     the Issuer to forfeit the Notes
     and interest due on late
     payment:

25.  Installment Notes:

     (i) Installment amount(s):         [Not Applicable/give details]

     (ii) Installment date(s):          [Not Applicable/give details]

                                  ANNEX 2 - 7

26.  Other terms or specified           [Not Applicable/give details]
     conditions:

27.  Talons for future Coupons or       [Yes/No. If yes, give details]
     Receipts to be attached to
     Definitive Bearer Notes (and
     dates on which such Talons
     mature):

28.  Details of any additional or       [Not Applicable/give details)]
     different Paying Agents,
     Registrars, London Issuing
     Agents, Transfer Agents:

DISTRIBUTION

29.  (i) If syndicated, names of
     Distribution Agents:               [Not Applicable/give names]

     (ii) Stabilization Manager (if     [Not Applicable/give names]
     any):                              The Stabilization Manager or any other
                                        person acting for the Stabilization
                                        Manager may over-allot or effect
                                        transactions with a view to supporting
                                        the market price of the Notes at a level
                                        higher than that which might otherwise
                                        prevail for a limited period. There may
                                        be no obligation on the Stabilization
                                        Manager or any agent of the
                                        Stabilization Manager to engage in such
                                        stabilization. Such transactions, if
                                        commenced, may be discontinued at any
                                        time and must be terminated after a
                                        limited period. Such transactions, if
                                        any, must comply with all applicable
                                        laws, regulations and rules.

30.  If non-syndicated, name of         [Not Applicable/give names]
     Distribution Agent:

31.  Additional selling restrictions:   [Not Applicable/give names]

OPERATIONAL INFORMATION

32.  CUSIP Code:                        [________]

33.  ISIN Code:                         [________]

34.  Common Code:                       [________]

35.  Clearing System(s):                [DTC only]
                                        [Euroclear and Clearstream, Luxembourg
                                        only]
                                        [DTC, Euroclear and Clearstream,
                                        Luxembourg through DTC]
                                        [DTC, Euroclear and Clearstream,

                                  ANNEX 2 - 8

                                        Luxembourg] [Other (specify)]

36.  Delivery:                          Delivery [against/free of] payment

37.  Redenomination applicable:         Redenomination [not] applicable
                                        (If Redenomination is applicable, any
                                        provisions necessary to deal with
                                        floating rate interest calculation
                                        (including alternative reference rates))

38.  "Business Day" definition (if      [________]
     other than as defined in the
     Offering Circular):

39.  Governing Law:                     New York

[LISTING APPLICATION

This Pricing Supplement comprises the details required to list the issue of
Notes described herein pursuant to the U.S.$20,000,000,000 Global Bank Note
Program of SunTrust Bank]

RESPONSIBILITY

The Issuer accepts responsibility for the information contained in this Pricing
Supplement. Signed on behalf of the Issuer:

By:
    -----------------------------------
              Duly Authorized

                                  ANNEX 2 - 9

                                                                       EXHIBIT H

                      ADMINISTRATIVE PROCEDURES MEMORANDUM

                          (Dated as of March 31, 2004)

                                       FOR

                                  SUNTRUST BANK
                           Global Bank Notes Due From
                  7 Days to 30 Years or More from Date of Issue

     Senior unsecured debt obligations (the "Senior Notes") and subordinated unsecured obligations (the "Subordinated Notes" and, together with the Senior
Notes, the "Bank Notes") which from time to time may be offered on a continuing basis for sale by SunTrust Bank (the "Bank") through each of the distribution agents listed on Schedule I to the Amended and Restated Distribution Agreement
to which these Administrative Procedures are an exhibit (the "Distribution
Agreement") (each, a "Distribution Agent" and collectively, the "Distribution
Agents") who may purchase the Bank Notes, as principal from the Bank for resale to investors and other purchasers in accordance with the Distribution Agreement.
In addition, if agreed to by the Bank and the applicable Distribution Agent, such Distribution Agent may utilize its reasonable efforts on an agency basis to solicit offers to purchase the Bank Notes. Only those provisions in these
Administrative Procedures that are applicable to the particular role that a
Distribution Agent will perform shall apply. Whenever these Administrative
Procedures indicate that information may be set forth in a Bank Note, such information may be set forth in a Pricing Supplement to the Offering Circular
(as defined below).

     Deutsche Bank Trust Company Americas (or such other agent appointed in accordance with the Amended and Restated Global Agency Agreement (as defined below)) will act as the registrar (the "Registrar") and domestic paying agent
(the "Domestic Paying Agent") for the Bank Notes through its office at 60 Wall
Street - 27th Floor, New York, New York 10005, or such other address as the
Registrar and Domestic Paying Agent may notify the Bank from time to time.
Deutsche Bank AG London, (or such other agent appointed in accordance with the
Amended and Restated Global Agency Agreement), will act as London paying agent
(the "London Paying Agent") and London issuing agent (the "London Issuing
Agent"). As used herein, the term "Offering Circular" refers to the most recent offering circular, as such document may be amended or supplemented, which has been prepared by the Bank for use by the Distribution Agents in connection with the offering of the Bank Notes.

     Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Bank Notes or the Offering Circular.

                                      H-1

                           DTC REGISTERED GLOBAL NOTES

     Bank Notes may be issued in book-entry form (each beneficial interest in a global Note, a "Book-Entry Note" and collectively, the "Book-Entry Notes") and represented by one or more fully registered global Bank Notes (each, a "Global
Note" and collectively, the "Global Bank Notes") held by or on behalf of The
Depository Trust Company, as depositary ("DTC", which term includes any successor thereof), and recorded in the book-entry system maintained by DTC.
Book-Entry Notes represented by a Global Note are exchangeable for definitive
Bank Notes in registered form, of like tenor and of an equal aggregate principal amount, by the owners of such Book-Entry Notes only upon certain limited circumstances described in the Offering Circular.

     In connection with the qualification of Book-Entry Notes for eligibility in the book-entry system maintained by DTC, Deutsche Bank Trust Company Americas or its agents will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under the applicable Letters of Representations from Deutsche Bank Trust Company
Americas to DTC relating to the Program, and a Certificate of Deposit Agreement
between Deutsche Bank Trust Company Americas and DTC (the "Certificate
Agreement"), and its obligations as a participant in DTC, including DTC's
Same-Day Funds Settlement System ("SDFS").

Settlement Procedures for   Settlement Procedures with regard to Book-Entry
Book-Entry Notes:           Notes purchased by each Distribution Agent as
                            principal or sold by each Distribution Agent, as
                            agent of the Bank, will be as follows (which will
                            have been agreed to by the Bank and such
                            Distribution Agent in accordance with the
                            Distribution Agreement):

                            (A)  The Distribution Agent will advise the Bank by
                                 telephone, confirmed by facsimile to the Bank
                                 and the Registrar, of the following settlement
                                 information:

                                 1.   Taxpayer identification number of the
                                      purchaser.

                                 2.   Principal amount of such Book-Entry Notes.

                                 3.   Whether the Bank Note is a Senior Note or
                                      a Subordinated Note.

                                 4.   Each term specified in the applicable
                                      Pricing Supplement.

                                 5.   Price to public, if any, of such Book
                                      Entry Bank Notes (if such Book-Entry Notes
                                      are

                                       H-2

                                      not being offered "at the market").

                                 6.   Trade Date.

                                 7.   Settlement Date (Original Issue Date).

                                 8.   Maturity Date.

                                 9.   Redemption provisions, if any, including:
                                      Initial Redemption Date, Initial
                                      Redemption Percentage and Annual
                                      Redemption Percentage Reduction.

                                 10.  Repayment provisions, if any, including
                                      Holder's Optional Repayment Date(s).

                                 11.  Net proceeds to the Bank.

                                 12.  Whether such Book-Entry Notes are being
                                      sold to the Distribution Agent as
                                      principal or to an investor or other
                                      purchaser through the Distribution Agent
                                      acting as agent for the Bank.

                                 13.  The Distribution Agent's commission or
                                      discount, as applicable.

                                 14.  Whether such Book-Entry Notes are being
                                      issued with Original Issue Discount and
                                      the terms thereof.

                                 15.  Default Rate.

                                 16.  Identification numbers of participant
                                      accounts maintained by DTC on behalf of
                                      the Distribution Agent.

                                 17.  Whether additional documentation will be
                                      required for Bank Notes being sold to the
                                      Distribution Agent as principal.

                                 18.  Such other information specified with
                                      respect to such Book-Entry Notes (whether
                                      by Addendum or otherwise).

                            (B)  The Registrar will assign a CUSIP number of the
                                 appropriate series to the Global Note
                                 representing such Book-Entry Notes and, as soon
                                 thereafter as

                                       H-3

                                 practicable, the Registrar will notify the
                                 Distribution Agent by telephone of such CUSIP
                                 number.

                            (C)  The Registrar will communicate to DTC and the
                                 Distribution Agent through DTC's Participant
                                 Terminal System, a pending deposit message
                                 specifying the following settlement
                                 information:

                                 1.   The information set forth in Settlement
                                      Procedure A.

                                 2.   The identification numbers of the
                                      participant accounts maintained by DTC on
                                      behalf of the Registrar and the
                                      Distribution Agent.

                                 3.   Identification of the Book-Entry Note as a
                                      Fixed Rate Book-Entry Note or Floating
                                      Rate Book-Entry Note.

                                 4.   The initial Interest Payment Date for the
                                      Global Note representing such Book-Entry
                                      Notes, the number of days by which such
                                      date succeeds the related Record Date and,
                                      if then calculable, the amount of interest
                                      payable on such Interest Payment Date
                                      (which amount shall have been confirmed by
                                      the Bank).

                                 5.   The CUSIP number of the Global Note
                                      representing such Book-Entry Notes.

                                 6.   Whether such Global Note represents any
                                      other Bank Notes issued or to be issued in
                                      book-entry form.

                            (D)  The Registrar will complete and deliver to DTC
                                 (or its custodian) the Global Note representing
                                 such Book-Entry Notes in a form that has been
                                 approved by the Bank and the relevant
                                 Distribution Agents.

                            (E)  DTC will credit the Book-Entry Notes
                                 represented by such Global Note to the
                                 participant account of the Registrar maintained
                                 by DTC.

                            (F)  The Registrar will enter an SDFS deliver order
                                 through DTC's Participant Terminal System

                                       H-4

                                 instructing DTC (i) to debit such Book-Entry
                                 Notes to the Registrar's participant account
                                 and credit such Book-Entry Notes to the
                                 participant account of the Distribution Agent
                                 maintained by DTC and (ii) to debit the
                                 settlement account of the Distribution Agent
                                 and credit the Settlement account of the
                                 Registrar maintained by DTC in an amount equal
                                 to the price of such Book-Entry Notes less such
                                 Distribution Agent's commission or discount.
                                 Any entry of such deliver order shall be deemed
                                 to constitute a representation and warranty by
                                 the Registrar to DTC that (i) the Global Note
                                 representing such Book-Entry Notes has been
                                 issued and authenticated and (ii) the Registrar
                                 is holding such Global Note pursuant to the
                                 Certificate Agreement.

                            (G)  In the case of Book-Entry Notes sold through a
                                 Distribution Agent acting as agent, the
                                 Distribution Agent will enter an SDFS deliver
                                 order through DTC's Participant Terminal System
                                 instructing DTC (i) to debit such Book-Entry
                                 Notes to the Distribution Agent's participant
                                 account and credit such Book-Entry Notes to the
                                 participant accounts of the Participants
                                 maintained by DTC and (ii) to debit the
                                 settlement accounts of such Participants and
                                 credit the settlement account of the
                                 Distribution Agent maintained by DTC, in an
                                 amount equal to the offering price of such
                                 Book-Entry Notes.

                            (H)  Transfers of funds in accordance with SDFS
                                 deliver orders described in Settlement
                                 Procedures F and G will be settled in
                                 accordance with SDFS operating procedures in
                                 effect on the Settlement Date.

                            (I)  In the case of Book-Entry Notes sold through a
                                 Distribution Agent acting as agent, the
                                 Distribution Agent will confirm the purchase of
                                 such Book-Entry Notes to the purchaser either
                                 by transmitting to the Participant with respect
                                 to such Book-Entry Notes a confirmation order
                                 through DTC's Participant Terminal System or by
                                 mailing a written confirmation to such
                                 purchaser.

                                       H-5

Settlement Procedures       For offers to purchase Book-Entry Notes accepted by
Timetable:                  the Bank, Settlement Procedures "A" through "I" set
                            forth above shall be completed as soon as possible
                            but no later than the respective times (New York
                            City time) set forth below:

                            Settlement
                            Procedure                   Time
                            ----------                  ----
                            A            11:00 a.m. on the Trade Date
                            B            12:00 noon on the Trade Date
                            C            5:00 p.m. on the Trade Date
                            D            9:00 a.m. on the Settlement Date
                            E            10:00 a.m. on the Settlement Date
                            F-G          2:00 p.m. on the Settlement Date
                            H            4:00 p.m. on the Settlement Date
                            I            5:00 p.m. on the Settlement Date

                            If a sale is to be settled on the same Business Day
                            as the Trade Date, Settlement Procedures C, F, and G
                            shall be completed no later than 2:30 p.m. on such
                            Business Day, and Settlement Procedure D shall be
                            completed no later than 10:00 a.m. on such Business
                            Day.

                            If a sale is to be settled more than one Business
                            Day after the trade date, Settlement Procedures A, B
                            and C may, if necessary, be completed at any time
                            prior to the specified times on the first Business
                            Day after such trade date. In connection with a sale
                            which is to be settled more than one Business Day
                            after the trade date, if the initial interest rate
                            for a Floating Rate Note is not known at the time
                            that Settlement Procedure A is completed, Settlement
                            Procedures B and C shall be completed as soon as
                            such rate has been determined, but no later than
                            11:00 a.m. and 2:00 p.m., New York City time,
                            respectively, on the second Business Day before the
                            Settlement Date.

                            Settlement Procedure H is subject to extension in
                            accordance with any extension of Fedwire closing
                            deadlines and in the other events specified in the
                            SDFS operating procedures in effect on the
                            Settlement Date.

                                       H-6

                            If settlement of a Book-Entry Note is rescheduled or
                            canceled, the Registrar will deliver to DTC, through
                            DTC's Participant Terminal System, a cancellation
                            message to such effect by no later than 5:00 p.m.,
                            New York City time, on the Business Day immediately
                            preceding the scheduled Settlement Date.

Failure to Settle:          If the Registrar fails to enter an SDFS deliver
                            order with respect to a Book-Entry Note pursuant to
                            Settlement Procedure F, then the Registrar may
                            deliver to DTC, through DTC's Participant Terminal
                            System, as soon as practicable a withdrawal message
                            instructing DTC to debit such Book-Entry Note to the
                            participant account of the Registrar maintained at
                            DTC. DTC will process the withdrawal message;
                            provided that such participant account contains a
                            principal amount of the Global Note representing
                            such Book-Entry Note that is at least equal to the
                            principal amount to be debited. If withdrawal
                            messages are processed with respect to all
                            Book-Entry Notes represented by a Global Note, the
                            Registrar will mark such Global Note "canceled" and
                            make appropriate entries in its records. The CUSIP
                            number assigned to such Global Note shall, in
                            accordance with CUSIP Service Bureau procedures, be
                            canceled and not immediately reassigned. If
                            withdrawal messages are processed with respect to
                            some of the Book-Entry Notes represented by a Global
                            Note, the Registrar will exchange such Global Note
                            for two Global Bank Notes, one of which shall
                            represent the Book-Entry Notes for which such
                            withdrawal messages are processed and shall be
                            canceled immediately after issuance, and the other
                            of which shall represent the other Book-Entry Notes
                            previously represented by the surrendered Global
                            Note and shall bear the CUSIP number of the
                            surrendered Global Note.

                            In the case of any Book-Entry Note sold through a
                            Distribution Agent, acting as agent, if the purchase
                            price for any Book-Entry Note is not timely paid to
                            the Participants with respect to such Book-Entry
                            Note by the beneficial purchaser thereof (or a
                            person, including an indirect participant in DTC,
                            acting on behalf of such purchaser), such
                            Participants and, in turn, the applicable
                            Distribution Agent may enter SDFS deliver orders
                            through DTC's Participant Terminal System reversing
                            the orders entered pursuant to Settlement Procedures
                            F and G, respectively. Thereafter, the Registrar
                            will

                                       H-7

                            deliver the withdrawal message and take the related
                            actions described in the preceding paragraph.

                            Notwithstanding the foregoing, upon any failure to
                            settle with respect to a Book-Entry Note, DTC may
                            take any actions in accordance with its SDFS
                            operating procedures then in effect. In the event of
                            a failure to settle with respect to a Book-Entry
                            Note that was to have been represented by a Global
                            Note also representing other Book-Entry Notes, the
                            Registrar will provide, in accordance with
                            Settlement Procedure D, for the issuance of a Global
                            Note representing such remaining Book-Entry Notes
                            and will make appropriate entries in its records.

                                       H-8

                                  BEARER NOTES

     In certain circumstances Bearer Notes may be issued. Settlement Procedures with regard to Bearer Notes purchased by each Distribution Agent as principal or sold by each Distribution Agent as agent of the Bank, will be as follows:

                              LATEST
                              LONDON
DAY                            TIME     ACTION
---                           ------    ------
No later than Original      2:00 p.m.   The Bank may agree with one or more of
Issue Date minus 5                      the Distribution Agents for the issue
Business Days                           and purchase of Bearer Notes (whether
                                        pursuant to an unsolicited bid from a
                                        Distribution Agent or pursuant to an
                                        inquiry by the Bank). The Distribution
                                        Agent instructs the London Issuing Agent
                                        to obtain a Common Code and ISIN from
                                        Euroclear or Clearstream, Luxembourg. In
                                        the case of the first Tranche of Bank
                                        Notes of a Series, the London Issuing
                                        Agent telephones Euroclear or
                                        Clearstream, Luxembourg with a request
                                        for a Common Code and ISIN for such
                                        Series and in the case of a subsequent
                                        Tranche of Bank Notes of that Series the
                                        London Issuing Agent telephones
                                        Euroclear or Clearstream, Luxembourg
                                        with a request for a temporary Common
                                        Code and ISIN for such Tranche. Each
                                        Common Code and ISIN is notified by the
                                        London Issuing Agent to each
                                        Distribution Agent which has reached
                                        agreement with the Bank.

                            3:00 p.m.   If a Distribution Agent has reached
                                        agreement with the Bank by telephone,
                                        such Distribution Agent confirms the
                                        terms of the agreement to the Bank by
                                        fax attaching a copy of the Pricing
                                        Supplement. The Distribution Agent sends
                                        a copy of that fax to the London Issuing
                                        Agent and the Registrar for information.

                            5:00 p.m.   The Bank confirms its agreement to the
                                        terms on which the issue of Bearer Notes
                                        is to the made (including the form of
                                        the Pricing Supplement) by signing and
                                        returning a copy of the Pricing
                                        Supplement to the relevant Distribution
                                        Agent. The Bank also confirms its
                                        instructions to the London Issuing Agent
                                        (including, in the case of Floating Rate
                                        Bank Notes, the rate fixed by the
                                        Calculation Agent) to carry out the
                                        duties to be carried out by the London
                                        Issuing Agent under these Settlement
                                        Procedures and the Global Agency
                                        Agreement including preparing,
                                        authenticating and issuing a Temporary
                                        Global

                                      H-9

                              LATEST
                              LONDON
DAY                            TIME     ACTION
---                           ------    ------
                                        Note for the Tranche of Bank Notes which
                                        is to be purchased and in the case of
                                        the first Tranche of a Series, where the
                                        Pricing Supplement for such Tranche does
                                        not specify that such Temporary Global
                                        Note is to be exchangeable only for
                                        Bearer Notes in definitive form, a
                                        Permanent Global Note for such Series,
                                        giving details of such Bearer Notes.

                                        The Bank confirms such instructions by
                                        sending a copy by Fax of the signed
                                        Pricing Supplement to the London Issuing
                                        Agent.

No later than Original      2:00 p.m.   In the case of Bearer Notes which are to
Issue Date minus 4                      be listed on a Stock Exchange, the
Business Days                           London Issuing Agent notifies the
                                        relevant Listing Agent who in turn
                                        notifies the relevant Stock Exchange by
                                        fax or by hand of the details of the
                                        Bank Notes to be issued by sending the
                                        Pricing Supplement to the relevant Stock
                                        Exchange.

Original Issue Date minus   3:00 p.m.   In the case of Bearer Notes cleared
2 Business Days                         through Euroclear and/or Clearstream,
                                        Luxembourg, the relevant Distribution
                                        Agent instructs the relevant clearing
                                        system to debit its account and pay the
                                        purchase price, against delivery of the
                                        Bearer Notes, to the London Issuing
                                        Agent's account with the relevant
                                        clearing system on the Original Issue
                                        Date and the London Issuing Agent
                                        receives details of such instructions
                                        through the records of the relevant
                                        clearing system.

Original Issue Date minus   3:00 p.m.   In the case of Floating Rate Bank Notes,
1 Business Day                          the Calculation Agent notifies the
                                        relevant clearing system, the Bank, any
                                        relevant Stock Exchange (or the relevant
                                        Listing Agent, which in turn shall
                                        notify the relevant Stock Exchange) and
                                        the relevant Distribution Agent by telex
                                        or fax of the rate of interest for the
                                        first Interest Period (if already
                                        determined). Where the rate of interest
                                        has not yet been determined,
                                        notification will be made in accordance
                                        with this paragraph as soon as it has
                                        been determined.

                                      H-10

                              LATEST
                              LONDON
DAY                            TIME     ACTION
---                           ------    ------
Original Issue Date minus   agreed      The London Issuing Agent prepares and
1 Business Day (in the      time        authenticates a Temporary Global Note
case of pre-closed                      for each Tranche of Bank Notes which is
issues) or Original Issue               to be purchased and, where required as
Date (in any other case)                specified above, a Permanent Global Note
(the "Payment Instruction               in respect of the relevant Series. The
Date")                                  Temporary Global Note and any such
                                        Permanent Global Note are then delivered
                                        by the London Issuing Agent to a common
                                        depositary for Euroclear and
                                        Clearstream, Luxembourg and instructions
                                        are given by the London Issuing Agent to
                                        Euroclear or, as the case may be,
                                        Clearstream, Luxembourg to credit the
                                        Bearer Notes represented by such
                                        Temporary Global Note to the London
                                        Issuing Agent's distribution account.

                                        In the case of Bearer Notes cleared
                                        through Euroclear and/or Clearstream,
                                        Luxembourg, the London Issuing Agent
                                        further instructs Euroclear or, as the
                                        case may be, Clearstream, Luxembourg to
                                        debit from the distribution account the
                                        nominal amount of the relevant Tranche
                                        of Bank Notes and to credit such nominal
                                        amount to the account of such
                                        Distribution Agent with Euroclear or
                                        Clearstream, Luxembourg against payment
                                        to the account of the London Issuing
                                        Agent of the purchase price for the
                                        relevant Tranche of Bank Notes on the
                                        Original Issue Date. The relevant
                                        Distribution Agent gives corresponding
                                        instructions to Euroclear or
                                        Clearstream, Luxembourg. The parties
                                        (which for this purpose shall include
                                        the London Issuing Agent) may agree to
                                        arrange for "free delivery" to the made
                                        through the relevant clearing system if
                                        specified in the applicable Pricing
                                        Supplement.

Original Issue Date                     The relevant clearing system debits and
                                        credits accounts in accordance with
                                        instructions received by it.

                                        The London Issuing Agent pays to the
                                        Bank on the Original Issue Date the
                                        aggregate purchase price received by it
                                        to such account of the Bank as shall
                                        have been notified to the London Issuing
                                        Agent for the purpose.

                                      H-11

                              LATEST
                              LONDON
DAY                            TIME     ACTION
---                           ------    ------
On or subsequent to the                 The London Issuing Agent notifies the
Original Issue Date                     Bank forthwith in the event that a
                                        Distribution Agent does not pay the
                                        purchase price due from it in respect of
                                        a Bank Note.

                                        The London Issuing Agent notifies the
                                        Bank of the issue of Bearer Notes giving
                                        details of the Global Note(s) and the
                                        nominal sum represented thereby.

                                        The relevant Distribution Agent promptly
                                        notifies the London Issuing Agent that
                                        the distribution of the Bearer Notes
                                        purchased or placed by it has been
                                        completed. If applicable, the London
                                        Issuing Agent promptly notifies the
                                        Bank, the relevant Distribution Agents
                                        and the relevant clearing system of the
                                        date of the end of any applicable
                                        restricted trading period with respect
                                        to the relevant Tranche of Bank Notes.

                                      H-12

            EUROCLEAR/CLEARSTREAM, LUXEMBOURG REGISTERED GLOBAL NOTES

     Bank Notes may be issued in book-entry form as Book-Entry Notes and represented by one or more fully registered Global Bank Notes held by or on behalf of Euroclear and/or Clearstream, Luxembourg, as depositary, and recorded in the book-entry system maintained by Euroclear and/or Clearstream, Luxembourg.
Book-Entry Notes represented by a Global Note are exchangeable for definitive
Bank Notes in registered form, of like tenor and of an equal aggregate principal amount, by the owners of such Book-Entry Notes only upon certain limited circumstances described in the Offering Circular. Settlement Procedures with regard to Book-Entry Notes purchased by each Distribution Agent as principal or sold by each Distribution Agent, as agent of the Bank, are as follows:

                              LATEST
                              LONDON
DAY                            TIME     ACTION
---                           ------    ------
No later than Original      2:00 p.m.   The Bank may agree with one or more of
Issue Date minus 5                      the Distribution Agents for the issue
Business Days                           and purchase of Bank Notes (whether
                                        pursuant to an unsolicited bid from a
                                        Distribution Agent or pursuant to an
                                        inquiry by the relevant Bank).

                            3:00 p.m.   In the case of the first Tranche of
                                        Registered Bank Notes, the London
                                        Issuing Agent telephones Euroclear
                                        and/or Clearstream, Luxembourg with a
                                        request for a Common Code for such
                                        Tranche and, in the case of a subsequent
                                        Tranche of Bank Notes of that Series,
                                        the London Issuing Agent telephones
                                        Euroclear and/or Clearstream, Luxembourg
                                        with a request for a temporary Common
                                        Code for such Tranche and the London
                                        Issuing Agent confirms such number(s) to
                                        the Registrar. Each ISIN number, and
                                        each Common Code is notified by the
                                        Registrar by telex or fax to the Bank
                                        and the relevant Distribution Agent.

                                        If a Distribution Agent has reached
                                        agreement with the Bank by telephone,
                                        such Distribution Agent confirms the
                                        terms of the agreement to the Bank by
                                        telex or fax attaching a copy of the
                                        Pricing Supplement. The relevant
                                        Distribution Agent sends a copy of that
                                        fax to the London Issuing Agent and the
                                        Registrar for information.

                            5:00 p.m.   The Bank confirms its agreement to the
                                        terms on which the issue of Bank Notes
                                        is to the made (including the form of
                                        the Pricing Supplement) by signing and
                                        returning a copy of the Pricing
                                        Supplement to the relevant

                                      H-13

                              LATEST
                              LONDON
DAY                            TIME     ACTION
---                           ------    ------
                                        Distribution Agent. The Bank also
                                        confirms its instructions (including, in
                                        the case of Floating Rate Bank Notes,
                                        the rate fixed by the Calculation Agent)
                                        to the London Issuing Agent and the
                                        Registrar to carry out the duties to be
                                        carried out by the London Issuing Agent
                                        and the Registrar under these Settlement
                                        Procedures and the Global Agency
                                        Agreement including preparing,
                                        authenticating and issuing one or more
                                        Registered Global Bank Notes and/or one
                                        or more Definitive Registered Bank Notes
                                        for each Tranche of Bank Notes which are
                                        to be purchased or placed by the
                                        relevant Distribution Agent, giving
                                        details of such Bank Notes.

                                        The Bank confirms such instructions by
                                        sending a copy by fax of the signed
                                        Pricing Supplement to the London Issuing
                                        Agent and the Registrar.

                                        The relevant Distribution Agent notifies
                                        Euroclear and/or Clearstream, Luxembourg
                                        of the relevant accounts to be credited
                                        with Bank Notes represented by interests
                                        in the Global Note(s) to be issued.

No later than Original      2:00 p.m.   In the case of Bank Notes which are to
Issue Date minus 4                      be listed on a Stock Exchange, the
Business Days                           London Issuing Agent notifies the
                                        relevant Listing Agent who in turn
                                        notifies the relevant Stock Exchange by
                                        fax or by hand of the details of the
                                        Bank Notes to be issued by sending the
                                        Pricing Supplement to the relevant Stock
                                        Exchange.

Original Issue Date minus   3:00 p.m.   Where the relevant Distribution Agent is
2 Business Days                         purchasing or placing Bank Notes through
                                        Euroclear and/or Clearstream,
                                        Luxembourg, the relevant Distribution
                                        Agent instructs Euroclear and/or
                                        Clearstream, Luxembourg, subject to
                                        further instructions, on the Original
                                        Issue Date or, in the case of Bank Notes
                                        denominated in a currency requiring a
                                        pre-closing, the Original Issue Date
                                        minus 1 Business Day, to debit its
                                        account, or such account as it directs,
                                        and pay the purchase price to the
                                        account of the closing bank as agreed
                                        between the Bank, the London Issuing
                                        Agent and the relevant Distribution
                                        Agent from time to time (in such
                                        capacity, the "Closing Bank") for such
                                        purpose.

                                      H-14

                              LATEST
                              LONDON
DAY                            TIME     ACTION
---                           ------    ------
Original Issue Date minus   3:00 p.m.   In the case of Floating Rate Bank Notes,
1 Business Day                          the Calculation Agent notifies the
                                        Registrar, Euroclear, Clearstream,
                                        Luxembourg, the Bank, in the case of
                                        Listed Bank Notes, the relevant Listing
                                        Agent (who in turn notifies the relevant
                                        Stock Exchange), and the relevant
                                        Distribution Agent by telex or fax of
                                        the rate of interest for the first
                                        Interest Period (if already determined).
                                        Where the rate of interest has not yet
                                        been determined, this will be notified
                                        in accordance with this paragraph as
                                        soon as it has been determined.

Original Issue Date minus   agreed      The London Issuing Agent prepares and
1 Business Day (in the      time        authenticates the Registered Global
case of pre-closed                      Note(s) for each Tranche of Bank Notes
issues) or Original Issue               which is to be purchased by attaching
Date (in any other case)                the applicable Pricing Supplement to a
(the "Payment Instruction               copy of the applicable master Registered
Date")                                  Global Note(s).

                                        The Registrar enters details of the
                                        principal amount of Bank Notes to the
                                        issued and the registered holder(s) of
                                        such Bank Notes in the Register. Each
                                        Registered Global Note is then delivered
                                        by, or on behalf of, the London Issuing
                                        Agent to a custodian for Euroclear
                                        and/or Clearstream, Luxembourg to credit
                                        the principal amount of the relevant
                                        Tranche of Bank Notes to the appropriate
                                        participants' accounts in Euroclear
                                        and/or Clearstream, Luxembourg
                                        previously notified by the relevant
                                        Distribution Agent. Each Definitive
                                        Registered Note is delivered to the
                                        relevant Distribution Agent or its
                                        designee for the benefit of the
                                        purchaser of such Bank Note against
                                        delivery by such Distribution Agent of a
                                        receipt therefor or, if so instructed
                                        and upon confirmation from the Bank that
                                        proper payment by the purchaser has been
                                        made, delivered directly to the Bank or
                                        its designee for the benefit of the
                                        purchaser of such Bank Note(s) against
                                        delivery of a receipt therefor. The
                                        parties (which for this purpose shall
                                        include the London Issuing Agent and the
                                        Registrar) may agree to arrange for
                                        "free delivery" to be made through the
                                        relevant clearing system if specified in
                                        the applicable Pricing Supplement, in
                                        which case these Settlement Procedures
                                        will be amended accordingly.

                                      H-15

                              LATEST
                              LONDON
DAY                            TIME     ACTION
---                           ------    ------
Original Issue Date                     The relevant Distribution Agent
                                        instructs Euroclear and/or Clearstream,
                                        Luxembourg to credit the interests in
                                        the Registered Global Note(s)
                                        representing Bank Notes purchased by or
                                        through such Distribution Agent to such
                                        accounts as the relevant Distribution
                                        Agent has directed with Euroclear and/or
                                        Clearstream, Luxembourg.

                                        Euroclear and/or Clearstream, Luxembourg
                                        debit and credit accounts in accordance
                                        with instructions received by them.

                                        The Closing Bank makes payment to the
                                        Bank on the Original Issue Date of the
                                        aggregate amount received by it to such
                                        account of the Bank as shall have been
                                        notified to the Closing Bank for that
                                        purpose by the relevant bank.

On or subsequent to the                 The London Issuing Agent notifies the
Original Issue Date                     Bank forthwith in the event that the
                                        relevant Distribution Agent does not pay
                                        the purchase price due from it in
                                        respect of the Bank Notes.

                                        The relevant Distribution Agent notifies
                                        the London Issuing Agent that the
                                        distribution of the Bank Notes purchased
                                        or placed by it has been completed.

                                      H-16